UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------



                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


             Christopher A. DeFrancis, Vice President and Secretary
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/10
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

[LOGO]  MASSMUTUAL CORPORATE INVESTORS
        2010 ANNUAL REPORT

MASSMUTUAL CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MCI
Listed
 NYSE


PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http:// www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Jill A. Fields
Vice President

James M. Roy
Vice President
& Chief Financial
Officer

Christopher A. DeFrancis
Vice President &
Secretary

MASSMUTUAL CORPORATE INVESTORS

MASSMUTUAL CORPORATE INVESTORS IS A CLOSED-END INVESTMENT COMPANY, FIRST OFFERED TO THE PUBLIC IN 1971, WHOSE SHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE.

INVESTMENT OBJECTIVE & POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 15, 2011 at 1:30 P.M. in Springfield, Massachusetts.

                                                                     (Continued)
--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT               1

PORTFOLIO COMPOSITION AS OF 12/31/10*

                            [PIE CHART APPEARS HERE]

Private / 144A                  Public High
High Yield Debt                 Yield Debt
72.0%                           5.1%

Private / Restricted            Public Equity
Equity                          0.2%
12.1%

Cash & Short Term
Investments
10.6%

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

7.28    5.91    4.80    22.61   22.76   20.04   18.06   8.72  -10.34   12.64    19.81    MassMutual Corporate Investors
                                                                                         (Based on change in the net asset
                                                                                         value with reinvested dividends)

-3.03   2.49   -20.48   47.25   18.33   4.55    18.37   -1.57  -33.79  27.17    26.86    Russell 2000 Index

-5.86   5.28   -1.41    28.97   11.13   2.74    11.85   1.87   -26.16  58.21    15.13    Barclays Capital U.S.
                                                                                         Corporate High Yield Index
2000    2001    2002    2003    2004    2005    2006    2007    2008    2009    2010

* Data for MassMutual Corporate Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
2              MassMutual Corporate Investors 2010 ANNUAL REPORT

TO OUR SHAREHOLDERS
I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2010.

PORTFOLIO PERFORMANCE
The Trust's net total portfolio rate of return for 2010 was 19.81%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $237,584,875, or $25.12 per share, as of December 31, 2010. This compares to $214,436,954, or $22.89 per share, as of December 31, 2009. The Trust paid a quarterly dividend of 54 cents per share for each of the four quarters of 2010. Including the fourth quarter dividend paid in January 2011, total dividends for the year were $2.16 per share, which was unchanged from the prior year. Net investment income for the year was $2.27 per share, including $0.09 per share of non-recurring income, which was up 10% from $2.05 per share in 2009. After weathering the difficult markets of 2008 and early 2009, we are pleased to report that the net investment income generated by the Trust's portfolio is once again exceeding the dividend level. Investors took note of the strong performance in 2010 as the Trust's stock price increased 21.8% during the year, from $25.10 as of December 31, 2009 to $30.56 as of December 31, 2010.

At the January 21, 2011 Board of Trustees' meeting, the Trustees declared a two-for-one stock split payable in the form of a stock dividend. As a result of the stock split, on February 18, 2011, the Trust distributed one additional share of its common stock to all shareholders of record at the close of business on February 4, 2011 for each share of Trust's common stock held on that date.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2010 are provided for comparison purposes only.

                             BARCLAYS CAPITAL
                            U.S. CORPORATE HIGH        RUSSELL
              THE TRUST        YIELD INDEX            2000 INDEX
-----------------------------------------------------------------------
1 Year          19.81%            15.13%                26.86%
-----------------------------------------------------------------------
3 Years          6.56%            10.38%                 2.22%
-----------------------------------------------------------------------
5 Years          9.20%             8.91%                 4.47%
-----------------------------------------------------------------------
10 Years        12.03%             8.88%                 6.33%
-----------------------------------------------------------------------
Past performance is no guarantee of future results.



--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT               3

MARKET CONDITIONS
The year 2010 opened with nervous investors unable to shake their fears of a double-dip recession even though the global economy entered its second year of recovery. Despite these worries, investors stayed the course and markets continued to improve until mid-spring, when financial troubles facing several European nations raised concerns around the globe. As markets stalled, governments and central banks once again stepped to the fore to help restore investor confidence. The U.S. economy was further bolstered at year-end by extensions of investor friendly tax policies, helping to close the year on a strong note. The Dow Jones Industrial Average gained 11% for the year to 11,577, a level not seen since September 2008. The market's strong performance occurred in the latter part of the year, as the Dow rose 18.5% in the final six months, and 7.3% in the fourth quarter.

Despite the strong finish, concerns remain for the U.S. economy. The unemployment rate, according to the U.S. Department of Labor, ended 2010 at 9.8%, down slightly from 10% in 2009, but still stubbornly high. Inflation was just under 1.5%, down significantly from 2.7% in 2009, but history has shown that significant fiscal stimulus often leads to inflation. The current fiscal policy and the growing national debt also worry investors and companies alike about potential tax hikes, which might be required at some point to pay principal and interest on the debt. The value of the dollar improved overall versus the currencies of the main U.S. trading partners in 2010, although much of that was due to the negative impact on the euro given financial troubles for several European countries; the dollar's performance against other currencies was mixed. One welcome sign was corporate credit defaults, which plummeted in 2010. Moody's Investors Service global issuer-weighted speculative-grade default rate was 3.1% in 2010, down dramatically from 12.5% in 2009. The current rate is more in line with its historical average of 5%, and Moody's predicts defaults will fall even lower - to below 2% - in 2011.

PORTFOLIO ACTIVITY
New investment activity for the Trust was very sporadic during 2010. In the first three quarters of the year, the Trust completed eight new private placement investments. In the fourth quarter, the Trust completed 11 new investments, including seven in the month of December alone. This high level of transaction volume in the fourth quarter was driven mostly by concerns about potential tax law changes, although pent-up demand from private equity and corporate buyers also contributed. For the full year 2010, the Trust closed 19 new private placement investments and eight add-on investments in existing portfolio companies. Total private placement investment purchases in 2010 were $56,077,054, which is among the highest level of annual investment volume in the Trust's history. In 2009, the Trust closed ten new private placement transactions and seven add-on investments aggregating $25,976,473.

We are certainly pleased with the high level of investment activity in 2010 as this should have a positive impact on net investment income in the years ahead. We are also very pleased to report that leverage multiples, though they increased as the year progressed, remained reasonable despite the increased level of market activity. Pricing and return expectations on our new investments were stable throughout the year. All in all, market conditions in 2010 were favorable for new investment activity.

--------------------------------------------------------------------------------
4              MassMutual Corporate Investors 2010 ANNUAL REPORT

New private placement investments completed during 2010 were: Associated Diversified Services; Barcodes Group, Inc.; Eatem Holding Company; F F C Holding Corporation; F G I Equity LLC; F H Equity LLC; G C Holdings; J A C Holding Enterprises, Inc.; K P H I Holdings, Inc.; Manhattan Beachwear Holding Company; MBWS Ultimate Holdco, Inc.; Motion Controls Holding; Nicoat Acquisitions LLC; O E C Holding Corporation; P P T Holdings LLC; Snacks Parent Corporation; Sunrise Windows Holding Co.; Wheaton Holding Corporation; and Whitcraft Holdings, Inc. In addition, the Trust added to existing private placement investments in A S C Group, Inc.; F C X Holdings Corporation; Manhattan Beachwear Holding Company; Northwest Mailing Services, Inc.; P K C Holding Corporation; Pacific Consolidated Holdings LLC; Postle Aluminum Company LLC; and Savage Sports Holding, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments.

The condition of the Trust's existing portfolio of investments improved significantly during 2010. Sales and earnings for most of the Trust's portfolio companies increased in 2010, after showing a deteriorating trend for all of 2009. We also had a number of portfolio companies resume paying cash interest on their debt obligations due to their improved operating performance and liquidity position. Patience, sometimes coupled with additional equity infusions from the sponsor groups and/or the deferral of interest on debt obligations, has proven to be the right approach to helping many of these companies rebound.

We also had 12 companies exit from the Trust's portfolio during 2010. In nine of these exits, the Trust realized a significant positive return on its investment. These investments were: Dwyer Group, Inc.; ITC^Deltacom, Inc.; K-Tek Holding Corporation; Maverick Acquisition Company; PAS Holdco LLC; Tangent Rail Corporation; Transtar Holding Company; Waggin' Train Holdings LLC; and Walls Industries, Inc. We also realized on our investments in Diversco, Inc., FHS Holdings LLC, and Olympic Sales, Inc. Realization activity for the Trust's portfolio in 2010 was at its highest level since 2007.

OUTLOOK FOR 2011
The year 2011 opened with cautious optimism, as recovery continues in both the U.S. and emerging markets. Europe, however, is again focusing on those nations with troubled finances and may need to take stronger action with the debts of some. On the home front, public sector employment may take a hit as states, cities and towns deal with their budget woes. And housing remains the albatross around the neck of the U.S. economy. Home sales remain at depressed levels while the inventory of new and existing homes continues to be well above average, although down from peak levels. Delays in the foreclosure process have only exacerbated the problem.

On the positive side, U.S. companies are reporting strong profits, banks are making more loans, and consumer spending is on the upswing, although not yet enough to make a major dent in unemployment levels. The economy is expected to continue to improve, although regions vary in their respective speed of recovery. The Federal Reserve has been priming the pump along the way and government policies have been supportive of growth and job generation.

Although the buyout market is taking a breather after the hectic pace of deal activity at the end of 2010, we have begun 2011 with a reasonable backlog of new investment opportunities and an expectation that leverage and pricing conditions will continue to be favorable for the Trust. We also have a number of portfolio companies that are in various stages of a sale process. We expect that realization activity, which started to rebound in the fourth quarter of 2009 and accelerated through 2010, will continue to be strong in 2011.

--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT               5

The Trust weathered the difficult markets of 2008 and early 2009 well, and was able to maintain its dividend level. With market conditions continuing to improve, the Trust generated strong results in 2010, and we are optimistic heading into 2011. Regardless of the market environment, however, the Trust will continue to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital's seasoned investment-management team, positions the Trust well to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Springfield on April 15, 2011.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2010               RECORD         NET INVESTMENT   SHORT-TERM       TAX          LONG-TERM
DIVIDENDS           DATE              INCOME          GAINS        EFFECT          GAINS
-----------------------------------------------------------------------------------------
Regular          4/26/2010            0.5400              -                             -
                  8/2/2010            0.5400              -                             -
                 11/1/2010            0.5400              -                             -
                12/31/2010            0.5400              -                             -
-----------------------------------------------------------------------------------------
                                    $ 2.1600            $ -        $ 2.1600        0.0000
-----------------------------------------------------------------------------------------

THE FOLLOWING TABLE SUMMARIZES THE TAX EFFECTS OF THE RELATION OF CAPITAL GAINS FOR 2010:

                                                AMOUNT PER SHARE              FORM 2439
-----------------------------------------------------------------------------------------
2010 Gains Retained                                  0.0183                     Line 1a
Long-Term Gains Retained                             0.0183
Taxes Paid                                           0.0064                     Line 2 *
Basis Adjustment                                     0.0119                           **
-----------------------------------------------------------------------------------------

* If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
** For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

                  QUALIFIED FOR DIVIDEND                                     INTEREST EARNED ON
ANNUAL DIVIDEND    RECEIVED DEDUCTION***       QUALIFIED DIVIDENDS****     U.S. GOV'T. OBLIGATIONS
   AMOUNT                       AMOUNT                         AMOUNT                    AMOUNT
 PER SHARE       PERCENT       PER SHARE        PERCENT       PER SHARE     PERCENT     PER SHARE
-------------------------------------------------------------------------------------------------
   $2.16         2.6956%         0.0580         2.6959%         0.0580         0%         0.0000
-------------------------------------------------------------------------------------------------

***  Not available to individual shareholders
**** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2010

--------------------------------------------------------------------------------
6              MassMutual Corporate Investors 2010 ANNUAL REPORT

        FINANCIAL REPORT

        CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES                       8

        CONSOLIDATED STATEMENT OF OPERATIONS                                   9

        CONSOLIDATED STATEMENT OF CASH FLOWS                                  10

        CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS                      11

        CONSOLIDATED FINANCIAL HIGHLIGHTS                                     12

        CONSOLIDATED SCHEDULE OF INVESTMENTS                               13-41

        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                         42-46

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM               47

        INTERESTED TRUSTEES                                                   48

        INDEPENDENT TRUSTEES                                               49-51

        OFFICERS OF THE TRUST                                                 52



--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

ASSETS:
Investments
        (See Consolidated Schedule of Investments)
   Corporate restricted securities at fair value
        (Cost - $243,192,736)                                     $ 223,583,112
   Corporate restricted securities at market value
        (Cost - $4,928,622)                                           5,165,080
   Corporate public securities at market value
        (Cost - $15,098,645)                                         14,555,450
   Short-term securities at amortized cost                           24,033,751
                                                                  -------------
        Total investments (Cost - $287,253,754)                     267,337,393
Cash                                                                  4,777,787
Interest receivable                                                   2,660,092
                                                                  -------------

        TOTAL ASSETS                                                274,775,272
                                                                  -------------
LIABILITIES:
Dividend payable                                                      5,106,585
Investment advisory fee payable                                         741,760
Note payable                                                         30,000,000
Interest payable                                                        202,105
Accrued expenses                                                        165,195
Accrued taxes payable                                                   430,641
Deferred tax liability                                                  469,919
Other payables                                                           74,192
                                                                  -------------
        TOTAL LIABILITIES                                            37,190,397
                                                                  -------------
        TOTAL NET ASSETS                                          $ 237,584,875
                                                                  =============

NET ASSETS:
Common shares, par value $1.00 per share                          $   9,456,638
Additional paid-in capital                                          115,967,663
Retained net realized gain on investments, prior years              127,688,004
Undistributed net investment income                                   3,451,526
Accumulated net realized gain on investments                          1,407,324
Net unrealized depreciation of investments                          (20,386,280)
                                                                  -------------
        TOTAL NET ASSETS                                          $ 237,584,875
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING (14,027,391 AUTHORIZED)          9,456,638
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       25.12
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8              MassMutual Corporate Investors 2010 ANNUAL REPORT

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Interest                                                          $  25,979,092
Dividends                                                               548,764
Other                                                                    71,563
                                                                  -------------
        TOTAL INVESTMENT INCOME                                      26,599,419
                                                                  -------------

EXPENSES:
Investment advisory fees                                              2,881,215
Interest                                                              1,584,000
Trustees' fees and expenses                                             300,700
Professional fees                                                       154,200
Reports to shareholders                                                 100,000
Transfer agent/registrar's expenses                                      27,000
Custodian fees                                                           26,500
Other                                                                   124,877
                                                                  -------------
        TOTAL EXPENSES                                                5,198,492
                                                                  -------------
INVESTMENT INCOME - NET                                              21,400,927
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                         2,893,037
Income tax expense                                                     (616,188)
                                                                  -------------
   Net realized gain on investments after taxes                       2,276,849
                                                                  -------------
Net change in unrealized depreciation of investments
  before taxes                                                       17,836,360
Net change in deferred income tax expense                              (304,629)
                                                                  -------------
   Net change in unrealized depreciation of investments
     after taxes                                                     17,531,731
                                                                  -------------
        NET GAIN ON INVESTMENTS                                      19,808,580
                                                                  =============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  41,209,507
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT               9

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010

NET DECREASE IN CASH:
Cash flows from operating activities:
   Purchases/Proceeds/Maturities from short-term portfolio
      securities, net                                             $ (24,013,407)
   Purchases of portfolio securities                                (95,839,484)
   Proceeds from disposition of portfolio securities                105,992,040
   Interest, dividends and other income received                     24,729,328
   Interest expense paid                                             (1,584,000)
   Operating expenses paid                                           (3,468,408)
   Income taxes paid                                                   (241,547)
                                                                  -------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES                     5,574,522
                                                                  -------------
Cash flows from financing activities:
   Cash dividends paid from net investment income                   (20,309,888)
   Receipts for shares issued on reinvestment of dividends            2,296,374
                                                                  -------------
        NET CASH USED FOR FINANCING ACTIVITIES                      (18,013,514)
                                                                  -------------

NET DECREASE IN CASH                                                (12,438,992)

Cash - beginning of year                                             17,216,779
                                                                  -------------
CASH - END OF YEAR                                                $   4,777,787
                                                                  =============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  41,209,507
                                                                  -------------
   Increase in investments                                          (36,777,745)
   Decrease in interest receivable                                      495,976
   Decrease in receivable for investments sold                           47,302
   Increase in investment advisory fee payable                           71,645
   Increase in accrued expenses                                             248
   Increase in accrued taxes payable                                    679,270
   Decrease in other payables                                          (151,681)
                                                                  -------------
        TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS             (35,634,985)
                                                                  -------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES                 $   5,574,522
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
10             MassMutual Corporate Investors 2010 ANNUAL REPORT

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                      2010              2009
                                                                  -------------     -------------
INCREASE IN NET ASSETS:

Operations:
   Investment income - net                                        $  21,400,927     $  19,170,412
   Net realized gain on investments after taxes                       2,276,849           868,412
   Net change in unrealized depreciation of investments
     after taxes                                                     17,531,731         5,285,777
                                                                  -------------     -------------
   Net increase in net assets resulting from operations              41,209,507        25,324,601

Increase from common shares issued on reinvestment of dividends
   Common shares issued (2010 - 89,022; 2009 - 48,107)                2,296,374         1,137,714

Dividends to shareholders from:
   Net investment income (2010 - $2.16 per share;
                          2009 - $2.16 per share)                   (20,357,960)      (20,168,880)
                                                                  -------------     -------------

   TOTAL INCREASE IN NET ASSETS                                      23,147,921         6,293,435

NET ASSETS, BEGINNING OF YEAR                                       214,436,954       208,143,519
                                                                  -------------     -------------
NET ASSETS, END OF YEAR (including undistributed net investment
  income of $3,451,526 and $2,305,051 respectively)               $ 237,584,875     $ 214,436,954
                                                                  =============     =============


See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              11

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              2010        2009        2008        2007        2006
                                            --------------------------------------------------------
Net asset value:
  Beginning of year                         $  22.89    $  22.33    $  27.19    $  27.51    $  26.06
                                            --------    --------    --------    --------    --------
Net investment income (a)                       2.27        2.05        2.31        2.56        2.27
Net realized and unrealized
  gain (loss) on investments                    2.11        0.66       (5.02)      (0.35)       1.62
                                            --------    --------    --------    --------    --------
Total from investment operations                4.38        2.71       (2.71)       2.21        3.89
                                            --------    --------    --------    --------    --------
Dividends from net investment
  income to common shareholders                (2.16)      (2.16)      (2.16)      (2.57)      (2.47)
Dividends from net realized gain
  on investments to common shareholders            -           -           -           -       (0.01)
Increase from dividends reinvested              0.01        0.01        0.01        0.04        0.04
                                            --------    --------    --------    --------    --------
Total dividends                                (2.15)      (2.15)      (2.15)      (2.53)      (2.44)
                                            --------    --------    --------    --------    --------
Net asset value: End of year                $  25.12    $  22.89    $  22.33    $  27.19    $  27.51
                                            --------    --------    --------    --------    --------
Per share market value:
  End of year                               $  30.56    $  25.10    $  19.25    $  30.20    $  34.89
                                            ========    ========    ========    ========    ========
Total investment return
  Net asset value (b)                         19.81%      12.64%     (10.34%)      8.72%      18.06%
  Market value (b)                            31.73%      39.89%     (30.44%)     (8.78%)     29.04%
Net assets (in millions):
  End of year                               $ 237.58    $ 214.44    $ 208.14    $ 251.16    $ 251.69
Ratio of operating expenses
  to average net assets                        1.60%       1.58%       1.49%       1.55%       1.43%
Ratio of interest expense
  to average net assets                        0.70%       0.75%       0.67%       0.59%       0.60%
Ratio of income tax expense
  to average net assets (c)                    0.27%       0.00%       0.00%       0.35%       2.46%
Ratio of total expenses before custodian fee
  reduction to average net assets (c)          2.57%       2.33%       2.16%       2.49%       4.53%
Ratio of net expenses after custodian fee
  reduction to average net assets (c)          2.57%       2.33%       2.16%       2.49%       4.49%
Ratio of net investment income
  to average net assets                        9.46%       9.06%       9.01%       9.17%       8.19%
Portfolio turnover                               39%         23%         32%         44%         35%

(a) Calculated using average shares.
(b) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid are passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)        $     30    $     30    $     30    $     30    $     20
Asset coverage per $1,000
  of indebtedness                           $  8,919    $  8,148    $  7,938    $  9,372    $ 13,584

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12             MassMutual Corporate Investors 2010 ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 96.28%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 94.10%
A E Company, Inc.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015                                         $   1,413,462          *   $   1,385,193   $   1,439,808
13% Senior Subordinated Note due 2016                                    $   1,413,461   11/10/09       1,281,271       1,448,723
Common Stock (B)                                                          323,077 shs.   11/10/09         323,077         231,646
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                      161,538 shs.   11/10/09         119,991         115,823
                                                                                                    -------------   -------------
* 11/10/09 and 11/18/09.                                                                                3,109,532       3,236,000
                                                                                                    -------------   -------------
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   2,555,182   11/21/07       2,516,012       2,555,182
Limited Partnership Interest (B)                                           23.16% int.   11/21/07         224,795         392,781
                                                                                                    -------------   -------------
                                                                                                        2,740,807       2,947,963
                                                                                                    -------------   -------------
A S A P Industries LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     850,946   12/31/08         760,035         859,455
Limited Liability Company Unit Class A-2 (B)                                1,276 uts.   12/31/08         140,406         342,070
Limited Liability Company Unit Class A-3 (B)                                1,149 uts.   12/31/08         126,365         307,863
                                                                                                    -------------   -------------
                                                                                                        1,026,806       1,509,388
                                                                                                    -------------   -------------
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016                                 $   2,318,182   10/09/09       2,021,303       2,364,546
Limited Liability Company Unit Class A (B)                                  4,128 uts.          *         405,691         246,257
Limited Liability Company Unit Class B (B)                                  2,782 uts.   10/09/09         273,352         165,961
                                                                                                    -------------   -------------
* 10/09/09 and 10/27/10.                                                                                2,700,346       2,776,764
                                                                                                    -------------   -------------
A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)                              $     735,000   05/15/08         720,300         551,250
13% Senior Subordinated Note due 2015 (D)                                $     735,000   05/15/08         657,905            --
Common Stock (B)                                                          105,000 shs.   05/15/08         105,000            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       36,923 shs.   05/15/08          62,395            --
                                                                                                    -------------   -------------
                                                                                                        1,545,600         551,250
                                                                                                    -------------   -------------


---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      13

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   2,232,104   12/27/07   $   2,205,951   $   2,232,104
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         615,193
                                                                                                    -------------   -------------
                                                                                                        2,715,951       2,847,297
                                                                                                    -------------   -------------
Aero Holdings, Inc.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $   1,417,500   03/09/07       1,396,238       1,421,370
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,172,953       1,260,000
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500         260,781
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       66,116 shs.   03/09/07         111,527          65,683
                                                                                                    -------------   -------------
                                                                                                        2,943,218       3,007,834
                                                                                                    -------------   -------------
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $   1,140,317   09/26/08       1,055,745       1,151,720
Common Stock (B)                                                            1,347 shs.   09/26/08         134,683         113,579
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          958 shs.   09/26/08          87,993          80,779
                                                                                                    -------------   -------------
                                                                                                        1,278,421       1,346,078
                                                                                                    -------------   -------------
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   3,187,495          *       3,089,167       3,187,495
Preferred Class A Unit (B)                                                  3,223 uts.         **         322,300         551,683
Preferred Class B Unit (B)                                                  1,526 uts.   06/09/08         152,626         227,947
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1         145,744
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1          33,442
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      3,564,095       4,146,311
                                                                                                    -------------   -------------
Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and
Europe.
12.5% Senior Subordinated Note due 2014                                  $   1,912,500   04/28/09       1,647,879       1,950,750
Preferred Stock Series B (B)                                                3,065 shs.   04/28/09         306,507         456,158
Common Stock (B)                                                            1,366 shs.   04/28/09           1,366         203,305
                                                                                                    -------------   -------------
                                                                                                        1,955,752       2,610,213
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,859,060   05/18/05   $   1,719,936   $   1,487,248
Preferred Stock (B)                                                            63 shs.   10/16/09          62,756            --
Common Stock (B)                                                              497 shs.   05/18/05         497,340            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128            --
                                                                                                    -------------   -------------
                                                                                                        2,392,160       1,487,248
                                                                                                    -------------   -------------
Associated Diversified Services
A provider of routine maintenance and repair services primarily to electric utility companies predominantly on electric power distribution lines.
10% Senior Secured Term Note due 2016 (C)                                $     853,714   09/30/10         832,371         842,899
13% Senior Subordinated Note due 2017                                    $     853,714   09/30/10         762,041         832,999
Limited Liability Company Unit Class B (B)                                 92,571 uts.   09/30/10          92,571          87,942
Limited Liability Company Unit Class B OID (B)                             70,765 uts.   09/30/10          70,765             708
                                                                                                    -------------   -------------
                                                                                                        1,757,748       1,764,548
                                                                                                    -------------   -------------
Barcodes Group, Inc.
A distributor and reseller of automatic identification and data capture equipment, including mobile computers, scanners, point-of-sale systems, labels, and accessories.
13.5% Senior Subordinated Note due 2016                                  $   1,920,849   07/27/10       1,826,759       1,941,605
Preferred Stock (B)                                                            39 shs.   07/27/10         394,487         374,775
Common Stock Class A (B)                                                      131 shs.   07/27/10           1,310           1,245
Warrant, exercisable until 2020, to purchase
  common stock at $.01 per share (B)                                           23 shs.   07/27/10             227            --
                                                                                                    -------------   -------------
                                                                                                        2,222,783       2,317,625
                                                                                                    -------------   -------------
Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06       2,203,127       2,281,593
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121         188,971
Common Stock (B)                                                                 1 sh.   06/30/06             286            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102          66,413
                                                                                                    -------------   -------------
                                                                                                        2,563,636       2,536,977
                                                                                                    -------------   -------------
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     657,013   08/07/08         649,289         644,518
12.5% Senior Subordinated Note due 2015                                  $     750,872   08/07/08         694,469         721,827
Common Stock (B)                                                           73,256 shs.   08/07/08          73,256          54,261
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       57,600 shs.   08/07/08          57,689          42,665
                                                                                                    -------------   -------------
                                                                                                        1,474,703       1,463,271
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      15

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *   $         503   $   1,157,108
* 12/30/97 and 05/29/99.                                                                            -------------   -------------

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                     2,400,000   12/02/08       2,261,012       2,424,000
Preferred Stock (B)                                                           277 shs.   12/02/08         276,900         261,064
                                                                                                    -------------   -------------
                                                                                                        2,537,912       2,685,064
                                                                                                    -------------   -------------
Coeur, Inc.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $   1,214,286   10/10/08       1,119,274       1,226,429
Common Stock (B)                                                              607 shs.   10/10/08          60,714          38,794
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          934 shs.   10/10/08          91,071          59,684
                                                                                                    -------------   -------------
                                                                                                        1,271,059       1,324,907
                                                                                                    -------------   -------------
Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)                                $   1,456,429   01/12/07       1,358,631         728,215
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046            --
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873            --
Limited Liability Company Unit Class D (B)                              1,268,437 uts.   05/03/10            --              --
Limited Liability Company Unit Class E (B)                                  2,081 uts.   05/03/10            --              --
                                                                                                    -------------   -------------
                                                                                                        1,627,550         728,215
                                                                                                    -------------   -------------
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07         700,392       1,715,247
Preferred Stock Series C (B)                                                8,986 shs.   07/05/07         300,168         898,560
Common Stock (B)                                                              718 shs.   07/05/07               7             839
Limited Partnership Interest (B)                                           12.64% int.          *         189,586            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05.                                                                                 1,190,153       2,614,646
                                                                                                    -------------   -------------
CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
14.5% Senior Subordinated Note due 2016                                  $   2,550,000   08/04/05       2,550,000       2,550,000
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          20 shs.   08/04/05         137,166         255,756
                                                                                                    -------------   -------------
                                                                                                        2,687,166       2,805,756
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Crane Rental Corporation
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   2,295,000   08/21/08   $   2,116,190   $   2,249,663
Common Stock (B)                                                          255,000 shs.   08/21/08         255,000            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      136,070 shs.   08/21/08         194,826            --
                                                                                                    -------------   -------------
                                                                                                        2,566,016       2,249,663
                                                                                                    -------------   -------------
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016                                  $   2,182,212   10/27/09       1,921,882       2,232,477
Preferred Stock PIK (B)                                                       296 shs.   10/27/09         295,550         298,434
Preferred Stock Series A (B)                                                  216 shs.   10/27/09         197,152         218,047
Common Stock (B)                                                               72 shs.   10/27/09          72,238          32,182
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           53 shs.   10/27/09          48,608          23,512
                                                                                                    -------------   -------------
                                                                                                        2,535,430       2,804,652
                                                                                                    -------------   -------------
Davis-Standard LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,774,363       1,847,271
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174         511,254
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830          64,230
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000            --
                                                                                                    -------------   -------------
                                                                                                        2,560,367       2,422,755
                                                                                                    -------------   -------------
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     405,000   11/01/06         398,925         413,543
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         791,836         855,000
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         143,822
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160          45,155
                                                                                                    -------------   -------------
                                                                                                        1,448,921       1,457,520
                                                                                                    -------------   -------------
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   2,356,154   01/08/08       2,311,767       2,306,384
Common Stock (B)                                                              660 shs.   01/08/08         329,990         100,473
                                                                                                    -------------   -------------
                                                                                                        2,641,757       2,406,857
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      17

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
E X C Acquisition Corporation
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04   $      77,208   $      78,143
                                                                                                    -------------   -------------
Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018                                  $   2,850,000   02/01/10       2,496,081       2,816,116
Common Stock (B)                                                              150 shs.   02/01/10         150,000         142,500
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          358 shs.   02/01/10         321,300               4
                                                                                                    -------------   -------------
                                                                                                        2,967,381       2,958,620
                                                                                                    -------------   -------------
F C X Holdings Corporation
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   2,258,895   10/06/08       2,224,679       2,304,072
Preferred Stock Series B (B)                                                4,341 shs.   10/06/08         434,074         236,978
Preferred Stock Series A (B)                                                  231 shs.   12/30/10          23,100          21,945
Common Stock (B)                                                            3,069 shs.   10/06/08           3,069            --
                                                                                                    -------------   -------------
                                                                                                        2,684,922       2,562,995
                                                                                                    -------------   -------------
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
16% Senior Subordinated Note due 2017                                    $   2,510,541   09/27/10       2,460,458       2,474,434
Limited Liability Company Units Preferred (B)                                 512 uts.   09/27/10         460,976         437,931
Limited Liability Company Units (B)                                           512 uts.   09/27/10          51,220          48,659
                                                                                                    -------------   -------------
                                                                                                        2,972,654       2,961,024
                                                                                                    -------------   -------------
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
14.25% Senior Subordinated Note due 2016                                 $   2,605,263   12/15/10       2,529,739       2,611,440
Limited Liability Company Unit Class B-1 (B)                              394,737 uts.   12/15/10         394,737         375,000
Limited Liability Company Unit Class B-2 (B)                               49,488 uts.   12/15/10          49,488             495
                                                                                                    -------------   -------------
                                                                                                        2,973,964       2,986,935
                                                                                                    -------------   -------------
F H Equity LLC
A designer and manufacturer of a full line of automatic transmission filters and filtration systems for passenger vehicles.
14% Senior Subordinated Note due 2017                                    $   3,000,000   12/20/10       2,873,969       3,007,885
Limited Liability Company Unit Class C (B)                                  9,449 uts.   12/20/10          96,056              94
                                                                                                    -------------   -------------
                                                                                                        2,970,025       3,007,979
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Flutes, Inc.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)                                $     918,385   04/13/06   $     904,609   $     688,789
14% Senior Subordinated Note due 2014 (D)                                $     555,059   04/13/06         495,635            --
                                                                                                    -------------   -------------
                                                                                                        1,400,244         688,789
                                                                                                    -------------   -------------
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
12.5% Senior Subordinated Note due 2017                                  $   3,000,000   10/19/10       2,800,815       2,955,952
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          594 shs.   10/19/10         140,875               6
                                                                                                    -------------   -------------
                                                                                                        2,941,690       2,955,958
                                                                                                    -------------   -------------
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,777,671         765,000
16% PIK Note due 2015                                                    $     510,745   12/31/08         414,218         204,298
8% Series A Convertible Preferred Stock, convertible into
  fully dilluted common shares (B)                                        146,658 shs.   11/01/07         146,658            --
                                                                                                    -------------   -------------
                                                                                                        2,338,547         969,298
                                                                                                    -------------   -------------
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2013 (D)                               $     685,100   10/15/09         512,231         513,825
Preferred Stock (B)                                                            40 shs.          *          40,476            --
Preferred Stock Series B (B)                                                2,055 shs.   10/15/09       1,536,694
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Common Stock Class C (B)                                                      560 shs.   10/15/09            --              --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.                                                                                2,546,276         513,825
                                                                                                    -------------   -------------
Highgate Capital LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.   07/21/94         367,440            --
                                                                                                    -------------   -------------
Home Decor Holding Company
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2013                                  $   2,043,269          *       1,931,948       2,043,269
Common Stock (B)                                                               63 shs.          *          62,742          94,013
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         298,943
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                2,194,191       2,436,225
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      19

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   2,472,050   08/19/08   $   2,331,405   $   2,416,342
Common Stock (B)                                                              474 shs.   08/19/08         474,419         120,490
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          123 shs.   08/19/08         113,773          31,142
                                                                                                    -------------   -------------
                                                                                                        2,919,597       2,567,974
                                                                                                    -------------   -------------
Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               69 shs.   02/27/07           2,077         299,325
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           20 shs.   02/27/07             612          88,159
                                                                                                    -------------   -------------
                                                                                                            2,689         387,484
                                                                                                    -------------   -------------
International Offshore Services LLC
A leading provider of marine transportation services, platform decomissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017                         $   2,550,000   07/07/09       2,325,466       2,535,218
Limited Liability Company Unit (B)                                          3,112 uts.   07/07/09         186,684          40,930
                                                                                                    -------------   -------------
                                                                                                        2,512,150       2,576,148
                                                                                                    -------------   -------------
J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
12.5% Senior Subordinated Note due 2017                                  $   2,500,000   12/20/10       2,133,147       2,489,757
Preferred Stock A (B)                                                         495 shs.   12/20/10         495,000         470,250
Preferred Stock B (B)                                                         0.17 sh.   12/20/10            --              --
Common Stock (B)                                                              100 shs.   12/20/10           5,000           4,750
Warrant, exercisable until 2020, to purchase
  common stock at $.01 per share (B)                                           36 shs.   12/20/10         316,931            --
                                                                                                    -------------   -------------
                                                                                                        2,950,078       2,964,757
                                                                                                    -------------   -------------
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)                                             90 uts.   09/21/10         848,275          48,185
                                                                                                    -------------   -------------
Justrite Manufacturing Acquisition Co.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04       1,568,749       1,593,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109         215,570
                                                                                                    -------------   -------------
                                                                                                        1,669,858       1,809,320
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
K H O F Holdings, Inc.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
Common Stock (B)                                                          220,673 shs.   10/15/07   $     135,084   $     219,747
                                                                                                    -------------   -------------
K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
15.5% Senior Subordinated Note due 2013 (D)                              $   3,012,887   05/25/06       2,641,395       2,970,555
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534            --
                                                                                                    -------------   -------------
                                                                                                        2,847,139       2,970,555
                                                                                                    -------------   -------------
K P H I Holdings, Inc.
A manufactuer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
15% Senior Subordinated Note due 2017                                    $   2,608,696   12/10/10       2,556,522       2,565,137
Common Stock (B)                                                          391,304 shs.   12/10/10         391,304         371,739
                                                                                                    -------------   -------------
                                                                                                        2,947,826       2,936,876
                                                                                                    -------------   -------------
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
18% Senior Subordinated Note due 2014 (D)                                $   2,256,692   07/16/08       2,089,319       2,230,843
Convertible Preferred Stock Series C (B)                                       55 shs.   06/30/09          55,435          52,250
Convertible Preferred Stock Series D (B)                                       24 shs.   09/17/09          24,476          23,247
Common Stock (B)                                                              443 shs.   07/15/08         443,478              62
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          734 shs.          *          96,024             102
                                                                                                    -------------   -------------
* 07/16/08 and 09/17/09.                                                                                2,708,732       2,306,504
                                                                                                    -------------   -------------
K W P I Holdings Corporation
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
18% Senior Subordinated Note due 2014 (D)                                $   2,938,407   03/14/07       2,681,605       2,350,726
Common Stock (B)                                                              232 shs.   03/13/07         232,000            --
Warrant, exercisable until 2019, to purchase
  preferred stock at $.01 per share (B)                                       134 shs.   07/07/09            --              --
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                          167 shs.   03/14/07         162,260            --
                                                                                                    -------------   -------------
                                                                                                        3,075,865       2,350,726
                                                                                                    -------------   -------------
L H D Europe Holding, Inc.
A non-carbonated beverage dispensing company focused on the foodservice industry.
Common Stock (B)                                                               85 shs.   12/28/09           7,916          24,225
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      21

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $   1,242,502   09/12/08   $   1,168,219   $   1,143,315
Common Stock (B)                                                               61 shs.   09/12/08          60,714            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           66 shs.   09/12/08          65,571            --
                                                                                                    -------------   -------------
                                                                                                        1,294,504       1,143,315
                                                                                                    -------------   -------------
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07         937,675         975,000
Limited Liability Company Unit (B)                                         24,109 uts.          *         303,179         343,069
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        3,375 shs.   05/04/07          43,031          48,026
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                1,283,885       1,366,095
                                                                                                    -------------   -------------
Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
15% Senior Subordinated Note due 2018                                    $     643,800   10/05/10         630,924         648,485
12.5% Senior Subordinated Note due 2018                                  $   2,647,059   01/15/10       2,330,872       2,700,000
Common Stock (B)                                                              106 shs.   10/05/10         106,200         100,890
Common Stock Class B (B)                                                      353 shs.   01/15/10         352,941         335,293
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          312 shs.   01/15/10         283,738               3
                                                                                                    -------------   -------------
                                                                                                        3,704,675       3,784,671
                                                                                                    -------------   -------------
MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016                                    $   2,651,163   09/07/10       2,378,452       2,659,745
Preferred Stock Series A (B)                                                4,164 shs.   09/07/10         416,392         395,580
Common Stock (B)                                                              458 shs.   09/07/10          45,845          43,510
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        1,158 shs.   09/07/10         115,870              12
                                                                                                    -------------   -------------
                                                                                                        2,956,559       3,098,847
                                                                                                    -------------   -------------
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $   1,175,319   08/29/08       1,030,897       1,187,072
Preferred Unit (B)                                                            126 uts.   08/29/08         125,519         135,742
Common Unit Class A (B)                                                     1,268 uts.   08/29/08           1,268            --
Common Unit Class B (B)                                                       472 uts.   08/29/08         120,064            --
                                                                                                    -------------   -------------
                                                                                                        1,277,748       1,322,814
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   2,161,017   09/24/08   $   2,014,112   $   2,150,519
Preferred Stock (B)                                                           107 shs.   09/24/08         103,255          25,964
Limited Partnership Interest (B)                                            1.40% int.   09/16/08         388,983            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/24/08          33,268            --
                                                                                                    -------------   -------------
                                                                                                        2,539,618       2,176,483
                                                                                                    -------------   -------------
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013 (D)                                $   2,685,614          *       2,600,362       2,282,772
Common Stock (B)                                                              450 shs.          *         450,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.          *         162,974            --
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                3,213,336       2,282,772
                                                                                                    -------------   -------------
Milwaukee Gear Company
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   2,353,846   07/21/08       2,254,858       2,236,154
Preferred Stock (B)                                                           263 shs.   07/21/08         261,830          54,529
Common Stock (B)                                                               18 shs.   07/21/08          20,000            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           10 shs.   07/21/08          11,285            --
                                                                                                    -------------   -------------
                                                                                                        2,547,973       2,290,683
                                                                                                    -------------   -------------
Momentum Holding Co.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           21.23% int.   08/04/06         106,153         301,766
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                        1,107 shs.   08/04/06         107,109         314,556
                                                                                                    -------------   -------------
                                                                                                          213,262         616,322
                                                                                                    -------------   -------------
Monessen Holding Corporation
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014 (D)                                $   2,550,000   07/25/08       2,420,704       1,275,000
14% PIK Note due 2014 (D)                                                $     792,791   07/25/08         646,821         396,395
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          152 shs.   03/31/06         138,125            --
                                                                                                    -------------   -------------
                                                                                                        3,205,650       1,671,395
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      23

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Motion Controls Holding
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017                                 $   2,730,909   11/30/10   $   2,678,118   $   2,708,516
Limited Liability Company Unit Class B-1 (B)                              281,250 uts.   11/30/10         281,250         267,188
Limited Liability Company Unit Class B-2 (B)                               25,504 uts.   11/30/10          25,504             255
                                                                                                    -------------   -------------
                                                                                                        2,984,872       2,975,959
                                                                                                    -------------   -------------
NABCO, Inc.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014 (D)                                $     625,000   02/24/06         575,313            --
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          129 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                1,437,911            --
                                                                                                    -------------   -------------
Navis Global
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
10.75% Senior Secured Note due 2011 (D)                                  $     695,588   05/28/04         689,460         692,524
14% Senior Subordinated Note due 2014 (D)                                $   1,338,613   05/28/04       1,155,793         133,861
                                                                                                    -------------   -------------
                                                                                                        1,845,253         826,385
                                                                                                    -------------   -------------
Nesco Holdings Corporation
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   2,125,000   08/02/07       1,958,337       2,125,000
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         837,923
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                      119,360 shs.   08/02/07         194,257         235,329
                                                                                                    -------------   -------------
                                                                                                        2,577,594       3,198,252
                                                                                                    -------------   -------------
NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $   1,638,974   02/02/07       1,473,767         819,487
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             2.73% int.   02/01/07       1,019,980            --
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                15 uts.          *          15,389            --
Limited Liability Company Unit Class D-1 of
  Saw Mill PCG Partners LLC (B)                                               211 uts.   09/30/09         210,585            --
Preferred Stock Class A (B)                                                      1 sh.   12/18/08           1,370            --
Preferred Stock Class A-1 (B)                                                  18 shs.   09/30/09          18,272            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           91 shs.   02/02/07          90,830            --
                                                                                                    -------------   -------------
* 12/18/08 and 09/30/09.                                                                                2,830,193         819,487
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
24                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)                                                          134,520 shs.   09/02/10   $     796,863   $     571,627
                                                                                                    -------------   -------------
Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
12.5% Senior Subordinated Note due 2016                                  $   1,448,276   11/05/10       1,308,733       1,430,727
Limited Liability Company Unit Series B (B)                                51,724 uts.   11/05/10          51,724          49,138
Limited Liability Company Unit Series B - OID (B)                         104,792 uts.   11/05/10         104,792           1,048
Limited Liability Company Unit Series F (B)                               156,516 uts.   11/05/10            --             1,565
                                                                                                    -------------   -------------
                                                                                                        1,465,249       1,482,478
                                                                                                    -------------   -------------
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016                                    $   2,818,421          *       2,326,772       2,830,681
Limited Partnership Interest (B)                                            3,287 uts.          *         328,679         182,022
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        4,920 shs.          *         492,016         272,478
                                                                                                    -------------   -------------
* 07/09/09 and 08/09/10.                                                                                3,147,467       3,285,181
                                                                                                    -------------   -------------
Nyloncraft, Inc.
A supplier of engineered plastic components for the automotive industry.
10% Senior Secured Note due 2012                                         $     812,500   01/28/02         812,500         803,622
15% Senior Subordinated Note due 2012 (D)                                $     500,000   01/28/02         473,642         498,327
Convertible Preferred Stock A (B)                                           1,000 shs.   01/28/02         961,637       1,160,979
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500         220,553
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045         171,660
                                                                                                    -------------   -------------
                                                                                                        2,722,324       2,855,141
                                                                                                    -------------   -------------
O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017                                    $   1,333,333   06/04/10       1,218,352       1,342,547
Preferred Stock Series A (B)                                                1,661 shs.   06/04/10         166,062         157,759
Preferred Stock Series B (B)                                                  934 shs.   06/04/10          93,376               9
Common Stock (B)                                                            1,032 shs.   06/04/10           1,032             981
                                                                                                    -------------   -------------
                                                                                                        1,478,822       1,501,296
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      25

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
OakRiver Technology, Inc.
Designs, engineers and assembles high precision automated process equipment for the medical device industry with a focus on defibrillators and stents.
Common Stock (B)                                                          322,307 shs.   01/03/06   $     322,307   $     493,315
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       75,378 shs.   01/03/06          62,824         115,372
                                                                                                    -------------   -------------
                                                                                                          385,131         608,687
                                                                                                    -------------   -------------
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06         572,115       1,077,005
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801         181,837
                                                                                                    -------------   -------------
                                                                                                          742,916       1,258,842
                                                                                                    -------------   -------------
P K C Holding Corporation
A manufactuer of plastic film and badges for the general industrial, medical, and food industries.
14% Senior Subordinated Note due 2016                                    $   2,932,500   12/21/10       2,852,102       2,923,222
Preferred Stock Class A (B)                                                    54 shs.   12/21/10         340,718         538,600
Common Stock (B)                                                               54 shs.   12/21/10          25,500            --
                                                                                                    -------------   -------------
                                                                                                        3,218,320       3,461,822
                                                                                                    -------------   -------------
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.
15% Senior Subordinated Note due 2017                                    $   2,678,571   12/20/10       2,625,000       2,675,163
Limited Liability Company Unit Class A (B)                                     99 uts.   12/20/10         318,215         302,299
Limited Liability Company Unit Class B (B)                                     99 uts.   12/20/10           3,214           3,054
                                                                                                    -------------   -------------
                                                                                                        2,946,429       2,980,516
                                                                                                    -------------   -------------
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $   1,353,001   04/27/07       1,309,274       1,093,140
5% Senior Subordinated Note due 2012                                     $      79,688   07/21/10          79,688          79,627
Preferred Shares Series E (B)                                              79,688 shs.   07/21/10            --              --
Limited Liability Company Unit (B)                                      1,754,707 uts.   04/27/07          63,233            --
                                                                                                    -------------   -------------
                                                                                                        1,452,195       1,172,767
                                                                                                    -------------   -------------
Paradigm Packaging, Inc.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   2,125,000   12/19/00       2,092,258       2,125,000
Warrant, excercisable until 2011, to purchase
  common stock at $.02 per share (B)                                          372 shs.   12/21/00         265,625         236,614
                                                                                                    -------------   -------------
                                                                                                        2,357,883       2,361,614
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                2,334 shs.   05/22/09   $     111,508   $        --
Preferred Stock Series B (B)                                               13,334 shs.   05/22/09         547,872            --
Common Stock (B)                                                           40,540 shs.   05/22/09       1,877,208            --
                                                                                                    -------------   -------------
                                                                                                        2,536,588            --
                                                                                                    -------------   -------------
Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013                                    $   1,556,660   06/03/10       1,526,250       1,577,976
3% Senior Subordinated PIK Note due 2014 (D)                             $   2,283,699   10/02/06       2,014,226       2,238,380
Limited Liability Company Unit Class A (B)                                  1,384 uts.   10/02/06         510,000         125,188
Limited Liability Company Unit (B)                                            143 uts.   05/22/09             642          12,934
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        8,595 shs.   10/02/06         124,644         777,424
                                                                                                    -------------   -------------
                                                                                                        4,175,762       4,731,902
                                                                                                    -------------   -------------
Power Services Holding Company
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   2,372,093   02/11/08       2,208,978       2,329,982
Limited Partnership Interest (B)                                           23.70% int.   02/11/08         177,729          21,980
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        1,322 shs.   02/11/08         167,588          43,319
                                                                                                    -------------   -------------
                                                                                                        2,554,295       2,395,281
                                                                                                    -------------   -------------
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016                                 $   2,593,858   11/12/09       2,356,799       2,630,509
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          206 shs.   11/12/09         203,944         191,919
                                                                                                    -------------   -------------
                                                                                                        2,560,743       2,822,428
                                                                                                    -------------   -------------
Qualis Automotive LLC
A distributor of aftermarket automotive brake and chassis products.
13% Senior Subordinated Note due 2013                                    $     850,000   05/28/04         801,175         850,000
Common Stock (B)                                                          354,167 shs.   05/28/04         354,166         297,033
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                      377,719 shs.   05/28/04         377,719         316,786
                                                                                                    -------------   -------------
                                                                                                        1,533,060       1,463,819
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      27

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
R A J Manufacturing Holdings LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
14.5% Senior Subordinated Note due 2014                                  $   2,709,789   12/15/06   $   2,574,043   $   2,574,299
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810          76,906
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483          36,268
                                                                                                    -------------   -------------
                                                                                                        2,988,336       2,687,473
                                                                                                    -------------   -------------
R E I Delaware Holding, Inc.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/18/08       2,488,882       2,534,860
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            6 shs.   01/18/08          31,089          25,037
                                                                                                    -------------   -------------
                                                                                                        2,519,971       2,559,897
                                                                                                    -------------   -------------
Royal Baths Manufacturing Company
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     531,250   11/14/03         520,667         533,890
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946         123,183
                                                                                                    -------------   -------------
                                                                                                          643,613         657,073
                                                                                                    -------------   -------------
Safety Speed Cut Manufacturing Company, Inc.
A manufacturer of vertical panel saws and routers for the woodworking industry.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212         289,865
                                                                                                    -------------   -------------
Savage Sports Holding, Inc.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,495,404       1,538,793
Preferred Stock Series A (B)                                                   66 shs.   05/28/10          66,185          62,871
Common Stock (B)                                                              612 shs.          *         642,937       1,073,584
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         234,399
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.                                                                                2,318,104       2,909,647
                                                                                                    -------------   -------------
Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $   1,765,385   01/15/09       1,587,126       1,500,577
Common Stock (B)                                                              131 shs.   01/15/09         130,769            --
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          282 shs.   01/15/09         281,604            --
                                                                                                    -------------   -------------
                                                                                                        1,999,499       1,500,577
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
28                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Smart Source Holdings LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   2,223,076          *   $   2,059,410   $   2,171,027
Limited Liability Company Unit (B)                                            619 uts.          *         631,592         446,204
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          157 shs.          *         164,769         113,038
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                2,855,771       2,730,269
                                                                                                    -------------   -------------
Snacks Parent Corporation
The worlds largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2017                                    $   2,608,809   11/12/10       2,454,978       2,589,161
Preferred Stock A (B)                                                       3,395 shs.   11/12/10         322,495         306,370
Preferred Stock B (B)                                                       1,575 shs.   11/12/10         149,650         142,167
Common Stock (B)                                                           19,737 shs.   11/12/10          19,737          18,750
Warrant, exercisable until 2020, to purchase
  common stock at $.01 per share (B)                                        5,418 shs.   11/12/10           5,418              54
                                                                                                    -------------   -------------
                                                                                                        2,952,278       3,056,502
                                                                                                    -------------   -------------
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 2017                                 $   1,912,500   12/15/09       1,664,044       1,817,391
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          257 shs.   12/15/09         227,109          93,224
                                                                                                    -------------   -------------
                                                                                                        1,891,153       1,910,615
                                                                                                    -------------   -------------
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   2,312,236   10/23/08       2,191,675       2,335,358
Common Stock (B)                                                           30,000 shs.   10/23/08         300,000         170,495
Warrant, excercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       11,054 shs.   10/23/08         100,650          62,822
                                                                                                    -------------   -------------
                                                                                                        2,592,325       2,568,675
                                                                                                    -------------   -------------
Stanton Carpet Holding Co.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,160,143       2,196,824
Common Stock (B)                                                              311 shs.   08/01/06         310,976         189,184
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          104 shs.   08/01/06          93,293          63,006
                                                                                                    -------------   -------------
                                                                                                        2,564,412       2,449,014
                                                                                                    -------------   -------------
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)                                  6,429 uts.   03/31/10            --              --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      29

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Sunrise Windows Holding Co.
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017                                    $   2,885,496   12/14/10   $   2,716,207   $   2,884,239
Common Stock (B)                                                              115 shs.   12/14/10         114,504         108,775
Warrant, exercisable until 2020, to purchase
  common stock at $.01 per share (B)                                          112 shs.   12/14/10         111,747               1
                                                                                                    -------------   -------------
                                                                                                        2,942,458       2,993,015
                                                                                                    -------------   -------------
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2016                                  $   2,619,067   09/02/08       2,473,393       2,645,258
Redeemable Preferred Stock Series A (B)                                     1,280 shs.   09/02/08          12,523           6,210
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       12,803 shs.   09/02/08         112,693            --
                                                                                                    -------------   -------------
                                                                                                        2,598,609       2,651,468
                                                                                                    -------------   -------------
T H I Acquisition, Inc.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/14/08       2,446,538       2,295,000
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            9 shs.   01/14/08          88,054            --
                                                                                                    -------------   -------------
                                                                                                        2,534,592       2,295,000
                                                                                                    -------------   -------------
Telecorps Holdings, Inc.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   3,176,506          *       2,785,539       2,700,030
Common Stock (B)                                                              270 shs.   09/02/09          10,994            --
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        7,906 shs.          *         327,437            --
                                                                                                    -------------   -------------
* 05/20/09 and 09/02/09.                                                                                3,123,970       2,700,030
                                                                                                    -------------   -------------
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $   1,162,110          *       1,121,046         581,055
6.79% Term Note due 2012 (C)                                             $   1,363,270          *       1,358,819       1,226,943
8.75% Term Note due 2012 (C)                                             $       1,456          *           1,456           1,311
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          3.97% int.         **         149,176            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          59,041            --
                                                                                                    -------------   -------------
* 04/28/06 and 09/13/06. ** 03/01/05 and 10/10/08.                                                      2,689,538       1,809,309
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
30                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2013 (D)                              $   2,455,561   10/26/07   $   2,102,363   $        --
Series B Preferred Stock (B)                                                  182 shs.   03/31/10            --              --
Common Stock (B)                                                              515 shs.   03/31/10         414,051            --
                                                                                                    -------------   -------------
                                                                                                        2,516,414            --
                                                                                                    -------------   -------------
Total E & S, Inc.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         847,321         842,953
13% Senior Subordinated Note due 2014                                    $     598,450   03/02/07         490,608         568,528
                                                                                                    -------------   -------------
                                                                                                        1,337,929       1,411,481
                                                                                                    -------------   -------------
Transpac Holding Company
A designer, importer and wholesaler of home decor and seasonal gift products.
14% Senior Subordinated Note due 2015 (D)                                $   1,773,006   10/31/07       1,649,939       1,684,356
Common Stock (B)                                                              209 shs.   10/31/07         208,589            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           94 shs.   10/31/07          87,607            --
                                                                                                    -------------   -------------
                                                                                                        1,946,135       1,684,356
                                                                                                    -------------   -------------
Tranzonic Companies (The)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2013                                    $   2,712,000   02/05/98       2,681,582       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         672,199
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         473,740
                                                                                                    -------------   -------------
                                                                                                        3,680,414       3,857,939
                                                                                                    -------------   -------------
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flatbed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2014 (D)                                $   2,309,541          *       2,082,309       2,078,587
Preferred Stock Series B (B)                                                  241 shs.   10/20/08         241,172            --
Common Stock (B)                                                              742 shs.          *         800,860            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        1,054 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                3,284,235       2,078,587
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      31

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03   $      68,059   $         940
                                                                                                    -------------   -------------
U M A Enterprises, Inc.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $   1,813,482   02/08/08       1,784,271       1,822,171
Convertible Preferred Stock (B)                                               887 shs.   02/08/08         886,956         629,803
                                                                                                    -------------   -------------
                                                                                                        2,671,227       2,451,974
                                                                                                    -------------   -------------
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,787,995   04/30/04       1,731,645       1,702,482
Common Stock (B)                                                              182 shs.   04/30/04         182,200          65,078
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736          82,301
                                                                                                    -------------   -------------
                                                                                                        2,125,581       1,849,861
                                                                                                    -------------   -------------
Visioneering, Inc.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07         792,271         781,394
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         598,941         620,745
18% PIK Convertible Preferred Stock (B)                                    37,381 shs.   03/13/09          72,519            --
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       35,006 shs.   05/17/07          55,055            --
                                                                                                    -------------   -------------
                                                                                                        1,642,315       1,402,139
                                                                                                    -------------   -------------
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2011                                $     173,527   10/29/09         163,174         164,850
5% Senior Subordinated PIK Note due 2011 (D)                             $     850,000   06/30/07         741,532         807,500
Class B Unit (B)                                                          767,881 uts.   10/29/09         348,058            --
Class C Unit (B)                                                          850,000 uts.   10/29/09         780,572         465,536
Limited Liability Company Unit Class A (B)                                723,465 uts.          *         433,222            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
* 07/19/04 and 10/29/09.                                                                                2,649,493       1,437,886
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
32                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Wellborn Forest Holding Co.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06   $   1,625,184   $   1,635,188
Common Stock (B)                                                              191 shs.   11/30/06         191,250          67,619
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493          33,758
                                                                                                    -------------   -------------
                                                                                                        1,902,927       1,736,565
                                                                                                    -------------   -------------
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
13% Senior Subordinated Note due 2017                                    $   3,000,000   06/08/10       2,740,001       3,009,744
Preferred Stock Series B (B)                                                2,109 shs.   06/08/10         210,924              21
Common Stock (B)                                                            1,058 shs.   06/08/10           1,058              11
                                                                                                    -------------   -------------
                                                                                                        2,951,983       3,009,776
                                                                                                    -------------   -------------
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018                                    $   2,383,562   12/16/10       2,187,919       2,370,402
Common Stock (B)                                                              616 shs.   12/16/10         616,438         585,618
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                          166 shs.   12/16/10         148,003               2
                                                                                                    -------------   -------------
                                                                                                        2,952,360       2,956,022
                                                                                                    -------------   -------------
Workplace Media Holding Co.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $   1,235,800   05/14/07       1,132,117         617,900
Limited Partnership Interest (B)                                           23.16% int.   05/14/07         115,804            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           88 shs.   05/14/07          83,462            --
                                                                                                    -------------   -------------
                                                                                                        1,331,383         617,900
                                                                                                    -------------   -------------
Xaloy Superior Holdings, Inc.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15.5% Senior Subordinated Note due 2015 (D)                              $   2,322,844   09/08/08       2,272,887       2,206,702
Common Stock (B)                                                              283 shs.   09/08/08         283,330          97,472
                                                                                                    -------------   -------------
                                                                                                        2,556,217       2,304,174
                                                                                                    -------------   -------------
Total Private Placement Investments (E)                                                               243,192,736     223,583,112
                                                                                                    -------------   -------------

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                                        MassMutual Corporate Investors 2010 Annual Report                                     33

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST            VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 2.18%:(A)
Bonds - 2.12%
Cemex Finance LLC                                             9.500%     12/14/16    $    375,000    $    391,237    $    386,719
Cenveo Corporation                                           10.500      08/15/16         100,000         100,000          98,250
Coffeyville Resources LLC                                     9.000      04/01/15         126,000         125,384         134,820
Dae Aviation Holdings, Inc.                                  11.250      08/01/15         200,000         195,255         207,000
Energy Future Holdings                                       10.000      01/15/20         400,000         402,913         411,509
Evertec, Inc.                                                11.000      10/01/18         375,000         375,000         377,813
Fidelity National Information                                 7.625      07/15/17         100,000         100,000         105,250
Fidelity National Information                                 7.875      07/15/20         125,000         125,000         132,188
Georgia Gulf Corporation                                      9.000      01/15/17         190,000         194,817         206,150
Hertz Corporation                                             7.500      10/15/18          75,000          75,000          77,813
Inergy, L.P.                                                  7.000      10/01/18         200,000         200,000         201,500
Libbey Glass, Inc.                                           10.000      02/15/15         125,000         130,588         134,375
Michael Foods, Inc.                                           9.750      07/15/18          75,000          75,000          81,938
Nexstar Broadcasting Group, Inc.                              8.875      04/15/17         175,000         173,887         185,938
Packaging Dynamics Corporation of America                    10.000      05/01/16       1,200,000       1,194,602       1,231,500
Pinafore LLC                                                  9.000      10/01/18         330,000         330,000         356,400
SandRidge Energy, Inc.                                        8.000      06/01/18         360,000         363,698         365,400
Spectrum Brands, Inc.                                         9.500      06/15/18         125,000         123,293         137,344
Valeant Pharmaceuticals International                         6.750      10/01/17          70,000          69,650          69,650
Valeant Pharmaceuticals International                         7.000      10/01/20         130,000         129,188         128,375
                                                                                                     ------------    ------------
  Total Bonds                                                                                           4,874,512       5,029,932
                                                                                                     ------------    ------------

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)                                                                          777             716            --
                                                                                                     ------------    ------------
  Total Convertible Preferred Stock                                                                           716            --
                                                                                                     ------------    ------------
Preferred Stock - 0.06%
General Motors Acceptance Corporation, Inc.                                                   143          45,009         135,148
TherOX, Inc. (B)                                                                              103           4,131            --
                                                                                                     ------------    ------------
  Total Preferred Stock                                                                                    49,140         135,148
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
34                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                                                                        MARKET
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                                          SHARES           COST            VALUE
                                                                                     ------------    ------------    ------------
RULE 144A SECURITIES - 2.18%:(A)
Common Stock - 0.00%
Touchstone Health Partnership (B)                                                           1,168    $      4,254    $       --
                                                                                                     ------------    ------------
  Total Common Stock                                                                                        4,254            --
                                                                                                     ------------    ------------

  Total Rule 144A Securities                                                                            4,928,622       5,165,080
                                                                                                     ------------    ------------

Total Corporate Restricted Securities                                                                $248,121,358    $228,748,192
                                                                                                     ------------    ------------


---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      35

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                            INTEREST       DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES - 6.12%: (A)                      RATE         DATE         AMOUNT           COST            VALUE
                                                             ------      --------    ------------    ------------    ------------
Bonds - 5.82%
ACCO Brands Corporation                                      10.625%     03/15/15    $    100,000    $     98,791    $    112,500
Affinia Group, Inc.                                           9.000      11/30/14          50,000          48,500          51,375
American Axle & Manufacturing Holding, Inc.                   7.875      03/01/17         750,000         608,625         767,813
Atlas Pipeline Partners                                       8.125      12/15/15         750,000         663,750         772,500
B E Aerospace, Inc.                                           6.875      10/01/20         100,000          99,104         103,250
Berry Plastics Corporation (C)                                5.039      02/15/15         500,000         480,601         482,500
Chaparral Energy, Inc.                                        8.875      02/01/17       1,000,000         991,780       1,015,000
Crosstex Energy L.P.                                          8.875      02/15/18         225,000         220,445         241,031
Easton-Bell Sports, Inc.                                      9.750      12/01/16         320,000         327,597         351,200
Energy Transfer Equity LP                                     7.500      10/15/20         100,000         100,000         103,000
Gannett Company, Inc.                                         9.375      06/01/14         125,000         123,228         139,375
Geoeye, Inc.                                                  9.625      10/01/15         750,000         774,837         847,500
Great Lakes Dredge & Dock Corporation                         7.750      12/15/13       1,000,000         948,750       1,008,750
Harrah's Operating Co.                                       11.250      06/01/17         325,000         314,308         365,625
Intelsat Bermuda Ltd.                                         9.250      06/15/16       1,365,000       1,402,718       1,474,200
International Coal Group, Inc.                                9.125      04/01/18         625,000         626,607         675,000
Kar Holdings, Inc.                                            8.750      05/01/14          50,000          50,000          52,000
Landry's Restaurants, Inc.                                   11.625      12/01/15         165,000         176,143         176,138
LIN Television Corporation                                    8.375      05/15/13         190,000         192,454         201,400
Markwest Energy Operating Co.                                 8.750      04/15/18         125,000         123,979         135,313
McClatchy Co.                                                11.500      02/15/17         275,000         271,766         309,031
Nortek, Inc.                                                 11.000      12/01/13         175,778         173,174         187,204
Omnicare, Inc.                                                7.750      06/01/20          75,000          75,000          77,250
Owens Corning, Inc.                                           9.000      06/15/19          55,000          54,112          64,526
Pinnacle Foods Finance LLC                                    9.250      04/01/15         300,000         307,625         312,375
Pregis Corporation                                           12.375      10/15/13       1,000,000         981,490         980,000
Quebecor Media, Inc.                                          7.750      03/15/16       1,050,000         978,235       1,084,125
Quiksilver, Inc.                                              6.875      04/15/15         315,000         290,463         307,913
RailAmerica, Inc.                                             9.250      07/01/17         240,000         230,589         263,700
Reddy Ice Corporation                                        13.250      11/01/15         150,000         153,815         128,250
Tekni-Plex, Inc.                                              8.750      11/15/13         579,000         581,598         532,680
Thermadyne Holdings Corporation                              10.000      02/01/14         115,000         115,333         117,300
Trimas Corporation                                            9.750      02/01/15          75,000          73,614          82,125
United Rentals, Inc.                                         10.875      06/15/16         125,000         121,478         142,813
Verso Paper Holdings LLC                                     11.375      08/01/16         175,000         170,250         175,434
                                                                                                     ------------    ------------
  Total Bonds                                                                                          12,950,759      13,840,196
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
36                                      MassMutual Corporate Investors 2010 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (C0NTINUED)
December 31, 2010

                                                                                                                         MARKET
CORPORATE PUBLIC SECURITIES: (A)(Continued)                                             SHARES           COST            VALUE
                                                                                     ------------    ------------    ------------
Common Stock - 0.30%
Bally Total Fitness Holding Corporation (B)                                                    29    $          2    $       --
Chase Packaging Corporation (B)                                                             9,541            --               954
Directed Electronics, Inc. (B)                                                            368,560       1,856,534         287,477
Intrepid Potash, Inc. (B)                                                                     365          11,680          13,611
Nortek, Inc. (B)                                                                              175               1           6,300
Rue21, Inc. (B)                                                                               650          12,350          19,052
Supreme Industries, Inc. (B)                                                              125,116         267,319         387,860
                                                                                                     ------------    ------------
  Total Common Stock                                                                                    2,147,886         715,254
                                                                                                     ------------    ------------

Total Corporate Public Securities                                                                    $ 15,098,645    $ 14,555,450
                                                                                                     ------------    ------------

                                                            INTEREST
                                                              RATE/        DUE         PRINCIPAL                        MARKET
SHORT TERM SECURITIES:                                       YIELD^        DATE         AMOUNT           COST            VALUE
                                                             ------      --------    ------------    ------------    ------------
Commercial Paper - 10.12%
Citigroup Funding, Inc.                                       0.250%     01/07/11    $  3,000,000    $  2,999,875    $  2,999,875
Deutsche Bank Financial LLC                                   0.230      01/14/11       4,500,000       4,499,626       4,499,626
National Rural Utilities CFC                                  0.220      01/04/11       1,335,000       1,334,976       1,334,976
Natixis US Finance Company                                    0.260      01/07/11       4,000,000       3,999,827       3,999,827
Ryder System, Inc.                                            0.310      01/10/11       2,500,000       2,499,794       2,499,794
Ryder System, Inc.                                            0.350      01/12/11       2,000,000       1,999,786       1,999,786
Societe Generale NA                                           0.250      01/03/11       4,500,000       4,499,937       4,499,937
Wisconsin Gas Company                                         0.190      01/07/11       2,200,000       2,199,930       2,199,930
                                                                                                     ------------    ------------
  Total Short-Term Securities                                                                        $ 24,033,751    $ 24,033,751
                                                                                                     ------------    ------------
Total Investments                                            112.52%                                 $287,253,754    $267,337,393
                                                                                                     ============    ------------
  Other Assets                                                 3.13                                                     7,437,879
  Liabilities                                                (15.65)                                                  (37,190,397)
                                                             ------                                                  ------------
Total Net Assets                                             100.00%                                                 $237,584,875
                                                             ======                                                  ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of December 31, 2010.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. As of December 31, 2010, the value of these securities amounted to $223,583,112 or 94.11% of net assets.
 ^  Effective yield at purchase
PIK - Payment-in-kind

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      37

December 31, 2010

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
AEROSPACE - 3.68%                                                     BUILDINGS & REAL ESTATE - 2.28%
A E Company, Inc.                               $  3,236,000          K W P I Holdings Corporation                    $  2,350,726
B E Aerospace, Inc.                                  103,250          Owens Corning, Inc.                                   64,526
Dae Aviation Holdings, Inc.                          207,000          Sunrise Windows Holding Co.                        2,993,015
Geoeye, Inc.                                         847,500          TruStile Doors, Inc.                                     940
Visioneering, Inc.                                 1,402,139                                                          ------------
Whitcraft Holdings, Inc.                           2,956,022                                                             5,409,207
                                                ------------                                                          ------------
                                                   8,751,911          CHEMICAL, PLASTICS & RUBBER - 1.11%
                                                ------------          Capital Specialty Plastics, Inc.                   1,157,108
AUTOMOBILE - 5.21%                                                    Nicoat Acquisitions LLC                            1,482,478
American Axle & Manufacturing Holding, Inc.          767,813                                                          ------------
F H Equity LLC                                     3,007,979                                                             2,639,586
J A C Holding Enterprises, Inc.                    2,964,757                                                          ------------
Jason Partners Holdings LLC                           48,185          CONSUMER PRODUCTS - 9.60%
Nyloncraft, Inc.                                   2,855,141          Aero Holdings, Inc.                                3,007,834
Ontario Drive & Gear Ltd.                          1,258,842          Bravo Sports Holding Corporation                   2,536,977
Qualis Automotive LLC                              1,463,819          Custom Engineered Wheels, Inc.                     2,804,652
                                                ------------          Easton-Bell Sports, Inc.                             351,200
                                                  12,366,536          K N B Holdings Corporation                         2,970,555
                                                ------------          Kar Holdings, Inc.                                    52,000
BEVERAGE, DRUG & FOOD - 7.27%                                         Manhattan Beachwear Holding Company                3,784,671
Eatem Holding Company                              2,958,620          Momentum Holding Co.                                 616,322
F F C Holding Corporation                          2,961,024          R A J Manufacturing Holdings LLC                   2,687,473
Golden County Foods Holding, Inc.                    969,298          Reddy Ice Corporation                                128,250
Hospitality Mints Holding Company                  2,567,974          The Tranzonic Companies                            3,857,939
Landry's Restaurants, Inc.                           176,138                                                          ------------
L H D Europe Holding, Inc.                            24,225                                                            22,797,873
Michael Foods, Inc.                                   81,938                                                          ------------
Snacks Parent Corporation                          3,056,502          CONTAINERS, PACKAGING & GLASS - 5.96%
Spartan Foods Holding Company                      1,910,615          Berry Plastics Corporation                           482,500
Specialty Commodities, Inc.                        2,568,675          Chase Packaging Corporation                              954
                                                ------------          Flutes, Inc.                                         688,789
                                                  17,275,009          P K C Holding Corporation                          3,461,822
                                                ------------          P P T Holdings LLC                                 2,980,516
BROADCASTING & ENTERTAINMENT - 0.42%                                  Packaging Dynamics Corporation of America          1,231,500
LIN Television Corporation                           201,400          Paradigm Packaging, Inc.                           2,361,614
Nexstar Broadcasting Group, Inc.                     185,938          Pregis Corporation                                   980,000
Workplace Media Holding Co.                          617,900          Tekni-Plex, Inc.                                     532,680
                                                ------------          Vitex Packaging Group, Inc.                        1,437,886
                                                   1,005,238                                                          ------------
                                                ------------                                                            14,158,261
                                                                                                                      ------------

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38                                      MassMutual Corporate Investors 2010 Annual Report

December 31, 2010

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
DISTRIBUTION - 1.69%                                                  ELECTRONICS - 1.40%
Duncan Systems, Inc.                            $  1,457,520          Barcodes Group, Inc.                            $  2,317,625
F C X Holdings Corporation                         2,562,995          Connecticut Electric, Inc.                           728,215
                                                ------------          Directed Electronics, Inc.                           287,477
                                                   4,020,515                                                          ------------
                                                ------------                                                             3,333,317
DIVERSIFIED/CONGLOMERATE,                                                                                             ------------
MANUFACTURING - 14.13%                                                FINANCIAL SERVICES - 9.16%
A H C Holding Company, Inc.                        2,947,963          Cemex Finance LLC                                    386,719
Arrow Tru-Line Holdings, Inc.                      1,487,248          Citigroup Funding, Inc.                            2,999,875
C D N T, Inc.                                      1,463,271          Deutsche Bank Financial LLC                        4,499,626
F G I Equity LLC                                   2,986,935          Evertec, Inc.                                        377,813
G C Holdings                                       2,955,958          General Motors Acceptance Corporation, Inc.          135,148
Great Lakes Dredge & Dock Corporation              1,008,750          Highgate Capital LLC                                    --
K P H I Holdings, Inc.                             2,936,876          Natixis US Finance Company                         3,999,827
K P I Holdings, Inc.                               2,306,504          Pinafore LLC                                         356,400
MEGTEC Holdings, Inc.                              2,176,483          Ryder System, Inc.                                 4,499,580
Milwaukee Gear Company                             2,290,683          Societe Generale NA                                4,499,937
Nortek, Inc.                                         193,504                                                          ------------
O E C Holding Corporation                          1,501,296                                                            21,754,925
Postle Aluminum Company LLC                        4,731,902                                                          ------------
Thermadyne Holdings Corporation                      117,300          HEALTHCARE, EDUCATION & CHILDCARE - 4.13%
Trimas Corporation                                    82,125          American Hospice Management Holding LLC            4,146,311
Truck Bodies & Equipment International             2,078,587          Synteract Holdings Corporation                     2,651,468
Xaloy Superior Holdings, Inc.                      2,304,174          Touchstone Health Partnership                           --
                                                ------------          Wheaton Holding Corporation                        3,009,776
                                                  33,569,559                                                          ------------
                                                ------------                                                             9,807,555
DIVERSIFIED/CONGLOMERATE, SERVICE - 10.05%                                                                            ------------
A S C Group, Inc.                                  2,776,764          HOME & OFFICE FURNISHINGS, HOUSEWARES &
A W X Holdings Corporation                           551,250          DURABLE CONSUMER PRODUCTS - 8.70%
ACCO Brands Corporation                              112,500          Connor Sport Court International, Inc.             2,614,646
Advanced Technologies Holdings                     2,847,297          H M Holding Company                                  513,825
Affinia Group, Inc.                                   51,375          Home Decor Holding Company                         2,436,225
Apex Analytix Holding Corporation                  2,610,213          Justrite Manufacturing Acquisition Co.             1,809,320
Associated Diversified Services                    1,764,548          K H O F Holdings, Inc.                               219,747
Clough, Harbour, and Associates                    2,685,064          Libbey Glass, Inc.                                   134,375
Crane Rental Corporation                           2,249,663          Monessen Holding Corporation                       1,671,395
Insurance Claims Management, Inc.                    387,484          Quiksilver, Inc.                                     307,913
Mail Communications Group, Inc.                    1,366,095          Royal Baths Manufacturing Company                    657,073
Nesco Holdings Corporation                         3,198,252          Spectrum Brands, Inc.                                137,344
Northwest Mailing Services, Inc.                   3,285,181          Stanton Carpet Holding Co.                         2,449,014
Pearlman Enterprises, Inc.                              --            Transpac Holding Company                           1,684,356
                                                ------------          U M A Enterprises, Inc.                            2,451,974
                                                  23,885,686          U-Line Corporation                                 1,849,861
                                                ------------          Wellborn Forest Holding Co.                        1,736,565
                                                                                                                      ------------
                                                                                                                        20,673,633
                                                                                                                      ------------

---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      39

December 31, 2010

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.38%                            NATURAL RESOURCES - 0.65%
Bally Total Fitness Holding Corporation         $       --            Cenveo Corporation                               $    98,250
Harrah's Operating Co.                               365,625          Georgia Culf Corporation                             206,150
Savage Sports Holding, Inc.                        2,909,647          International Coal Group, Inc.                       675,000
                                                ------------          Intrepid Potash, Inc.                                 13,611
                                                   3,275,272          SandRidge Energy, Inc.                               365,400
                                                ------------          Verso Paper Holdings LLC                             175,434
MACHINERY - 7.96%                                                                                                     ------------
A S A P Industries LLC                             1,509,388                                                             1,533,845
Davis-Standard LLC                                 2,422,755                                                          ------------
E S P Holdco, Inc.                                 2,406,857          OIL & GAS - 3.84%
M V I Holding, Inc.                                1,143,315          Atlas Pipeline Partners                              772,500
Motion Controls Holdings                           2,975,959          Coffeyville Resources LLC                            134,820
Navis Global                                         826,385          Chaparral Energy, Inc.                             1,015,000
NetShape Technologies, Inc.                          819,487          Energy Transfer Equity LP                            103,000
Pacific Consolidated Holdings LLC                  1,172,767          International Offshore Services LLC                2,576,148
Power Services Holding Company                     2,395,281          MBWS Ultimate Holdco, Inc.                         3,098,847
R E I Delaware Holding, Inc.                       2,559,897          Total E & S, Inc.                                  1,411,481
Safety Speed Cut Manufacturing                                                                                        ------------
  Company, Inc.                                      289,865                                                             9,111,796
Supreme Industries, Inc.                             387,860                                                          ------------
                                                ------------          PHARMACEUTICALS - 1.26%
                                                  18,909,816          CorePharma LLC                                     2,805,756
                                                ------------          Valeant Pharmaceuticals International                198,025
MEDICAL DEVICES/BIOTECH - 3.58%                                                                                       ------------
Coeur, Inc.                                        1,324,907                                                             3,003,781
E X C Acquisition Corporation                         78,143                                                          ------------
ETEX Corporation                                        --            PUBLISHING/PRINTING - 0.89%
MedSystems Holdings LLC                            1,322,814          Gannett Company, Inc.                                139,375
MicroGroup, Inc.                                   2,282,772          McClatchy Co.                                        309,031
OakRiver Technology, Inc.                            608,687          Newark Group, Inc.                                   571,627
Omnicare, Inc.                                        77,250          Quebecor Media, Inc.                               1,084,125
Precision Wire Holding Company                     2,822,428                                                          ------------
TherOX, Inc.                                            --                                                               2,104,158
                                                ------------                                                          ------------
                                                   8,517,001          RETAIL STORES - 0.20%
                                                ------------          Pinnacle Foods Finance LLC                           312,375
MINING, STEEL, IRON & NON-PRECIOUS                                    Rue21, Inc.                                           19,052
METALS - 0.97%                                                        United Rentals, Inc.                                 142,813
T H I Acquisition, Inc.                            2,295,000                                                          ------------
                                                ------------                                                               474,240
                                                                                                                      ------------

---------------------------------------------------------------------------------------------------------------------------------
40                                      MassMutual Corporate Investors 2010 Annual Report

December 31, 2010

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
TECHNOLOGY - 1.88%                                                    WASTE MANAGEMENT/POLLUTION - 0.76%
Fidelity National Information                   $    237,438          Terra Renewal LLC                               $  1,809,309
Sencore Holding Company                            1,500,577          Torrent Group Holdings, Inc.                            --
Smart Source Holdings LLC                          2,730,269                                                          ------------
                                                ------------                                                             1,809,309
                                                   4,468,284                                                          ------------
                                                ------------          Total Investments - 112.52%                     $267,337,393
TELECOMMUNICATIONS - 2.32%                                                                                            ============
All Current Holding Company                        1,346,078
Intelsat Bermuda Ltd.                              1,474,200
Sundance Investco LLC                                   --
Telecorps Holdings, Inc.                           2,700,030
                                                ------------
                                                   5,520,308
                                                ------------
TRANSPORTATION - 0.14%
Hertz Corporation                                     77,813
NABCO, Inc.                                             --
RailAmerica, Inc.                                    263,700
                                                ------------
                                                     341,513
                                                ------------
UTILITIES - 1.90%
Crosstex Energy, L.P.                                241,031
Energy Future Holdings                               411,509
Inergy, L.P.                                         201,500
Markwest Energy Operating Co.                        135,313
National Rural Utilities                           1,334,976
Wisconsin Gas Company                              2,199,930
                                                ------------
                                                   4,524,259
                                                ------------









See Notes to Consolidated Financial Statements
---------------------------------------------------------------------------------------------------------------------------------
                                        MassMutual Corporate Investors 2010 Annual Report                                      41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    HISTORY
      MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

      The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

      On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMCI Subsidiary Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

      A. VALUATION OF INVESTMENTS:
      Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities (public securities), which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act. Restricted securities that are valued using public information, such as observable trades or market quotations, are reflected as restricted securities at market value. Valuation of securities in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available.

      The value of restricted securities at fair value, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered in the valuation of debt and equity securities at fair value are the results of various valuation methods, which may include comparable company valuation analyses, discounted future cash flow models and recent private transactions. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the portfolio company's earnings, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. Consideration is also given to corporate governance, marketability, company and industry results and outlooks, and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized up on the actual sale of the security. All of these factors are in accordance with the authoritative guidance on fair value measurements under accounting principles generally accepted in the United States of America ("U.S. GAAP"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.
--------------------------------------------------------------------------------
42             MassMutual Corporate Investors 2010 ANNUAL REPORT

      The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $223,583,112 (94.10% of net assets) as of December 31, 2010 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2010, subject to discount where appropriate, and are approved by the Trustees.

      Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

      In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles U.S. GAAP, the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

      Level 1 - quoted prices in active markets for identical securities
      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2010:

ASSETS:                      TOTAL           LEVEL 1         LEVEL 2         LEVEL 3
--------------------------------------------------------------------------------------
  Restricted Securities
    Corporate Bonds      $ 195,889,677   $           -   $   5,029,932   $ 190,859,745
    Common Stock - U.S.     14,856,116               -               -      14,856,116
    Preferred Stock          9,447,130               -         135,148       9,311,982
    Partnerships and LLCs    8,555,269               -               -       8,555,269
  Public Securities
    Corporate Bonds         13,840,196               -      13,840,196               -
    Common Stock - U.S.        715,254         715,254               -               -
  Short-term Securities     24,033,751               -      24,033,751               -
--------------------------------------------------------------------------------------
Total                    $ 267,337,393   $     715,254   $  43,039,027   $ 223,583,112

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                                                           UNREALIZED
                                           TOTAL GAINS     PURCHASES,                                   GAINS & LOSSES
                          BEGINNING         OR LOSSES  SALES, ISSUANCES  TRANSFERS IN        ENDING      IN NET INCOME
                           BALANCE         (REALIZED/   & SETTLEMENTS        AND/OR        BALANCE AT     FROM ASSETS
ASSETS:                  AT 12/31/2009     UNREALIZED)       (NET)      OUT OF LEVEL 3     12/31/2010     STILL HELD
----------------------------------------------------------------------------------------------------------------------
  Restricted Securities
    Corporate Bonds      $ 152,772,751   $   6,163,330   $  31,923,664   $           -   $ 190,859,745   $   3,240,029
    Common Stock - U.S.     14,693,318       3,021,634      (3,430,463)        571,627      14,856,116         524,840
    Preferred Stock          6,638,626       3,676,755      (1,003,399)              -       9,311,982       2,487,569
    Partnerships and LLCs    6,678,496       3,887,034      (2,010,261)              -       8,555,269       1,022,692
  Public Securities
    Corporate Bonds                 10              (8)             (2)              -               -               -
----------------------------------------------------------------------------------------------------------------------
                         $ 180,783,201   $  16,748,745   $  25,479,539   $     571,627   $ 223,583,112   $   7,275,130
----------------------------------------------------------------------------------------------------------------------

               MassMutual Corporate Investors 2010 ANNUAL REPORT              43

      The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      B. ACCOUNTING FOR INVESTMENTS:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

      Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

      C. USE OF ESTIMATES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      D. FEDERAL INCOME TAXES:
      The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2010, the Trust had a net realized taxable long-term capital gain balance of $173,736 which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has incurred income tax expense of $60,807 on the Statement of Operations related to the retained realized capital gains.

      The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

      Net investment income and net realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable taxable earnings due to earnings from the MMCI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2010, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $103,508 to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

      The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2010, the MMCI Subsidiary Trust has incurred income tax expense of $555,381.

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2010, the MMCI Subsidiary Trust has a deferred tax liability of $469,919.

      Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2010.

--------------------------------------------------------------------------------
44             MassMutual Corporate Investors 2010 ANNUAL REPORT

      E. DISTRIBUTIONS TO SHAREHOLDERS:
      The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

      As of December 31, 2010, the components of distributable earnings on a tax basis included $3,108,006 of undistributed ordinary income and $112,929 of undistributed net realized long term capital gains. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

      The difference between net taxable undistributed earnings to GAAP is $303,315 comprised of other timing differences.

      The tax character of distributions declared during the years ended December 31, 2010 and 2009 was as follows:

      DISTRIBUTIONS PAID FROM:                2010            2009
                                         -------------   -------------
      Ordinary Income                    $  20,357,960   $  20,168,880
      Long-term Capital Gains            $           -   $           -

      F. EXPENSE REDUCTION:
      Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2010, there were no credit balances used to reduce custodian fees.

3.    INVESTMENT SERVICES CONTRACT
      A. SERVICES:
      Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

      B. FEE:
      For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4.    SENIOR SECURED INDEBTEDNESS
      MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2010, the Trust incurred total interest expense on the Note of $1,584,000.

      The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.    PURCHASES AND SALES OF INVESTMENTS

                                               FOR THE YEAR ENDED
                                                   12/31/2010
                                         -----------------------------
                                                            PROCEEDS
                                            COST OF           FROM
                                          INVESTMENTS       SALES OR
                                           ACQUIRED        MATURITIES
                                         -------------   -------------
      Corporate restricted securities    $  75,646,515   $  59,778,273
      Corporate public securities           20,192,969      46,166,464

      The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2010. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2010 is $19,916,361 and consists of $19,233,588 appreciation and $39,149,949 depreciation.

--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010

5.    PURCHASES AND SALES OF INVESTMENTS (CONTINUED)
      Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $469,919 on net unrealized gains on the MMCI Subsidiary Trust.

6.    QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                 MARCH 31, 2010
                                            AMOUNT         PER SHARE
                                         -------------   -------------
      Investment income                  $   6,096,825
      Net investment income                  4,871,657   $        0.52
      Net realized and unrealized
        gain on investments (net of taxes)     850,850            0.09

                                                  JUNE 30, 2010
                                             AMOUNT        PER SHARE
                                         -------------   -------------
      Investment income                  $   6,319,951
      Net investment income                  5,070,723   $        0.54
      Net realized and unrealized
        gain on investments (net of taxes)   4,922,366            0.52

                                               SEPTEMBER 30, 2010
                                             AMOUNT        PER SHARE
                                         -------------   -------------
      Investment income                  $   6,543,817
      Net investment income                  5,245,404   $        0.56
      Net realized and unrealized
        gain on investments (net of taxes)  10,695,405            1.14

                                                DECEMBER 31, 2010
                                             AMOUNT        PER SHARE
                                         -------------   -------------
      Investment income                  $   7,638,826
      Net investment income                  6,213,143   $        0.65
      Net realized and unrealized
        gain on investments (net of taxes)   3,339,959            0.36

7.    AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
      PERSONS
      For the year ended December 31, 2010, the Trust paid its Trustees aggregate remuneration of $291,325. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

      All of the Trust's officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital).

      For the year ended December 31, 2010, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

      Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

      The Trust did not make any payments to Babson Capital for the year ended December 31, 2010, other than amounts payable to Babson Capital pursuant to the Contract.

8.    CERTIFICATIONS
      As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

9.    SUBSEQUENT EVENTS
      On January 21, 2011, the Board of Trustees authorized a two-for-one stock split of the Trust's common shares payable in the form of a stock dividend. As a result of the stock split, the Trust distributed one additional share of its common stock to all shareholders of record at the close of business on February 4, 2011 for each share of the Trust's common stock held on that date. The additional shares were distributed on February 23, 2011. The stock split increased the common shares outstanding from 9,476,093 to 18,952,186.

      The Trust has evaluated the possibility of subsequent events existing in this report through February 25, 2011. The Trust has determined that there are no other material events that would require recognition or disclosure in this report through this date.

--------------------------------------------------------------------------------
46             MassMutual Corporate Investors 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LOGO                KPMG LLP                     Telephone +1 617 988 1000
                         Two Financial Center         Fax       +1 617 507 8321
                         60 South Street              Internet  www.us.kpmg.com
                         Boston, MA 02111

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2010, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2010, the results of its consolidated statements of operations and cash fl ow for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 25, 2011


--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              47

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN* (53)    Trustee      Term expires        President (since 2008),     2         President (since 2009), Senior
                            (since 2009)     2012            Vice Chairman (2007-2008),            Vice President (1996- 2009),
MassMutual                                                   Member of the Board of                HYP Management LLC (LLC
Corporate Investors         Chairman                         Managers (since 2006),                Manager); Director (since
1500 Main Street            (since 2009)                     Managing Director (since              2005), MassMutual Corporate
P.O. Box 15189                                               2000), Babson Capital;                Value Limited (investment
Springfield, MA 01115-5189                                   President (2005-2009), Vice           company); Director (since
                                                             President (1993-2005) of              2005), MassMutual Corporate
                                                             the Trust.                            Value Partners Limited
                                                                                                   (investment company); Senior
                                                                                                   Vice President (1996-2008),
                                                                                                   MMHC Investment LLC (passive
                                                                                                   investor); Managing Director
                                                                                                   (2006-2009), MassMutual
                                                                                                   Capital Partners LLC
                                                                                                   (investment company); Director
                                                                                                   (since 2008), Jefferies
                                                                                                   Finance LLC (a finance
                                                                                                   company); Chairman and Chief
                                                                                                   Executive Officer (since
                                                                                                   2009), Manager (since 2007),
                                                                                                   MMC Equipment Finance LLC;
                                                                                                   Chairman (since 2009), Trustee
                                                                                                   (since 2005); President
                                                                                                   (2005-2009), MMCI Subsidiary
                                                                                                   Trust and MMPI Subsidiary
                                                                                                   Trust; Chairman (since 2009),
                                                                                                   Trustee (since 2009),
                                                                                                   President (2005-2009), Vice
                                                                                                   President (1993-2005),
                                                                                                   MassMutual Participation
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital); and Member of
                                                                                                   Investment Committee (since
                                                                                                   1999), Diocese of Springfield.

* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Act of 1940, as amended) because of his position as an officer of each Trust and President of Babson Capital.

--------------------------------------------------------------------------------
48             MassMutual Corporate Investors 2010 ANNUAL REPORT

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL** (66)      Trustee       Term expires        President (2001-2003)      67        President (1999-2003) and
                            (since 2003)  2013                of Babson Capital.                   Trustee (since 2003), of the
MassMutual                                                                                         Trust; Director (since 2006),
Corporate Investors                                                                                Jefferies Group, Inc.
1500 Main Street                                                                                   (financial services); Director
P.O. Box 15189                                                                                     (2003- 2010), Alabama Aircraft
Springfield, MA 01115-5189                                                                         Industries, Inc. (aircraft
                                                                                                   maintenance and overhaul);
                                                                                                   Director (since 2007),
                                                                                                   Scottish Re Group Ltd. (global
                                                                                                   life reinsurance specialist);
                                                                                                   Trustee (since 2003),
                                                                                                   MassMutual Select Funds, (an
                                                                                                   open-end investment company
                                                                                                   advised by MassMutual);
                                                                                                   Trustee (since 2003), MML
                                                                                                   Series Investment Fund (an
                                                                                                   open-end investment company
                                                                                                   advised by MassMutual);
                                                                                                   Trustee (1998-2003), Senior
                                                                                                   Vice President (1998-2001) and
                                                                                                   President (2001-2003), MMCI
                                                                                                   Subsidiary Trust and MMPI
                                                                                                   Subsidiary Trust; and
                                                                                                   President (1999-2003), Trustee
                                                                                                   (since 2003), MassMutual
                                                                                                   Participation Investors
                                                                                                   (closed-end investment company
                                                                                                   advised by Babson Capital).

** Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              49

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (71)     Trustee       Term expires       President (since 2010) WJ    2        Trustee (since 2006),
                            (since 2006)  2012               Barrett Associates, Inc.;             MassMutual Participation
MassMutual                                                   President (2002-2010),                Investors (a closed-end
Corporate Investors                                          Barrett-Gardner Associates,           investment company advised by
1500 Main Street                                             Inc.                                  Babson Capital); Director
P.O. Box 15189                                                                                     (since 1979), TGC Industries,
Springfield, MA 01115-5189                                                                         Inc. (geophysical services);
                                                                                                   Director and Secretary (since
                                                                                                   2001 and from 1996-1997),
                                                                                                   Chase Packaging Corporation
                                                                                                   (agricultural services);
                                                                                                   Chairman and Director (since
                                                                                                   2000), Rumson-Fair Haven Bank
                                                                                                   and Trust Company (commercial
                                                                                                   bank and trust company); and
                                                                                                   Director (since 1983),
                                                                                                   Executive Vice President,
                                                                                                   Secretary and Assistant
                                                                                                   Treasurer (since 2004),
                                                                                                   Supreme Industries, Inc.
                                                                                                   (specialized truck and body
                                                                                                   manufacturer).


DONALD E. BENSON (80)       Trustee       Term expires       Executive Vice President     2        Director (1997-2008), MAIR
                            (since 1986)  2013               and Director (since 1992),            Holdings, Inc. (commuter
MassMutual                                                   Marquette Financial                   airline holding company);
Corporate Investors                                          Companies (financial services);       Director (since 1997), First
1500 Main Street                                             Partner (since 1996), Benson          California Financial Group,
P.O. Box 15189                                               Family Limited Partnership            Inc. (bank holding company);
Springfield, MA 01115-5189                                   No. 1 and Benson Family               and Trustee (since 1988),
                                                             Limited Partnership No. 2             MassMutual Participation
                                                             (investment partnerships).            Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).

--------------------------------------------------------------------------------
50             MassMutual Corporate Investors 2010 ANNUAL REPORT

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (54)       Trustee       Term expires       Private Investor; and        2        Trustee (since 2005),
                            (since 2005)  2011               Managing Director                     MassMutual Participation
MassMutual                                                   (1994-2005), Morgan                   Investors (a closed-end
Corporate Investors                                          Stanley.                              investment company advised by
1500 Main Street                                                                                   Babson Capital); Independent
P.O. Box 15189                                                                                     Director (since 2006), Invicta
Springfield, MA 01115-5189                                                                         Holdings LLC and its
                                                                                                   subsidiaries (a derivative
                                                                                                   trading company).


DONALD GLICKMAN (77)        Trustee       Term expires       Chairman (since 1992),       2        Director (since 1984), Monro
                            (since 1992)  2013               Donald Glickman and                   Muffler and Brake, Inc.
MassMutual                                                   Company, Inc. (private                (automobile repair service);
Corporate Investors                                          investments); and Partner             Lead Director (1998 - 2009),
1500 Main Street                                             (since 1992), J.F. Lehman &           MSC Software Corp. (simulation
P.O. Box 15189                                               Co. (private investments).            software); and Trustee (since
Springfield, MA 01115-5189                                                                         1992), MassMutual Participation
                                                                                                   Investors (closed-end investment
                                                                                                   company advised by Babson
                                                                                                   Capital).

--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              51

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (75)         Trustee       Term expires       Private Investor; and        2        Director (since 2004), Texas
                            (since 1991)  2012               President and Director                Roadhouse, Inc. (operates
MassMutual                                                   (since 1983), H Investment            restaurant chain); Director
Corporate Investors                                          Company LLC (family                   (since 1999), ValueClick Inc.
1500 Main Street                                             partnership).                         (internet advertising
P.O. Box 15189                                                                                     company); Director (2002 -
Springfield, MA 01115-5189                                                                         2009), Spectranetics Corp.
                                                                                                   (medical device company); and
                                                                                                   Trustee (since 1991),
                                                                                                   MassMutual Participation
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).



CORINE T. NORGAARD (73)     Trustee       Term expires       President and Owner (since   34       Trustee (since 2005), MML
                            (since 1998)  2011               2009), Retirement Options             Series Investment Fund II (an
MassMutual                                                   (trains and certifies                 open-end investment company
Corporate Investors                                          retirement coaches); President        advised by MassMutual);
1500 Main Street                                             (2004- 2005), Thompson                Trustee (since 2004),
P.O. Box 15189                                               Enterprises Real Estate               MassMutual Premier Funds (an
Springfield, MA 01115-5189                                   Investment.                           open-end investment company
                                                                                                   advised by MassMutual);
                                                                                                   Director (since 1991), ING
                                                                                                   Series Fund, Inc. (investment
                                                                                                   company); Director (since
                                                                                                   1991), ING Variable Series
                                                                                                   Fund; Director (since 1991),
                                                                                                   ING Strategic Allocations
                                                                                                   Portfolios, Inc. (investment
                                                                                                   company); Director
                                                                                                   (1991-2009), ING GET Fund
                                                                                                   (investment company); and
                                                                                                   Trustee (since 1998),
                                                                                                   MassMutual Participation
                                                                                                   Investors (a closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).



MALEYNE M. SYRACUSE (54)    Trustee       Term expires       Private Investor; Managing   2        Trustee (since 2007),
                            (since 2007)  2011               Director (2000-2007),                 MassMutual Participation
MassMutual                                                   JP Morgan Securities, Inc.            Investors (a closed-end
Corporate Investors                                          (investments and banking)             investment company advised by
1500 Main Street                                                                                   Babson Capital); Managing
P.O. Box 15189                                                                                     Director (1984- 2000),
Springfield, MA 01115-5189                                                                         Deutsche Bank/Bankers Trust
                                                                                                   Company.

--------------------------------------------------------------------------------
52             MassMutual Corporate Investors 2010 ANNUAL REPORT

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATIONS
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (50)        President     Since 2009          President (since 2009), Vice President (1998-2009) of the
                                                                Trust; Managing Director (since 2000), Babson Capital;
MassMutual                                                      President (since 2009), Vice President (2005-2009), MMCI
Corporate Investors                                             Subsidiary Trust and MMPI Subsidiary Trust; President (since
1500 Main Street                                                2009), Vice President (1998-2009), MassMutual Participation
P.O. Box 15189                                                  Investors.
Springfield, MA 01115-5189


CHRISTOPHER A. DEFRANCIS (44)     Vice      Since 2010          Vice President and Secretary (since 2010) and Associate
                              President and                     Secretary (2008-2010) of the Trust; Co-General Counsel,
MassMutual                      Secretary                       Secretary and Managing Director (since 2010), Senior
Corporate Investors                                             Counsel, Assistant Secretary and Managing Director (2010)
1500 Main Street                                                and Assistant Secretary and Counsel (2008-2009), Babson
P.O. Box 15189                                                  Capital; Counsel (2001-2009), Massachusetts Mutual Life
Springfield, MA 01115-5189                                      Insurance Company; Vice President and Secretary (since 2010)
                                                                and Assistant Secretary (2009-2010), MMCI Subsidiary Trust
                                                                and MMPI Subsidiary Trust; and Vice President and Secretary
                                                                (since 2010) and Associate Secretary (2008-2010), MassMutual
                                                                Participation Investors.


JAMES M. ROY (48)                  Vice     Since 2005          Vice President and Chief Financial Officer (since 2005),
                                President                       Treasurer (2003-2005), and Associate Treasurer (1999-2003)
MassMutual                      and Chief                       of the Trust; Managing Director (since 2005), and Director
Corporate Investors             Financial                       (2000-2005), Babson Capital; Trustee (since 2005), Treasurer
1500 Main Street                 Officer                        (since 2005), and Controller (2003-2005), MMCI Subsidiary
P.O. Box 15189                                                  Trust and MMPI Subsidiary Trust; and Vice President and
Springfield, MA 01115-5189                                      Chief Financial Officer (since 2005), Treasurer (2003-2005)
                                                                and Associate Treasurer (1999-2003), MassMutual
                                                                Participation Investors.


JOHN T. DAVITT, JR. (43)       Comptroller  Since 2001          Comptroller (since 2001) of the Trust; Director (since
                                                                2000), Babson Capital; Controller (since 2005), MMCI
MassMutual                                                      Subsidiary Trust and MMPI Subsidiary Trust; and Comptroller
Corporate Investors                                             (since 2001), MassMutual Participation Investors.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT (37)           Chief     Since 2006          Chief Compliance Officer (since 2006) of the Trust; Managing
                                Compliance                      Director (since 2005), Babson Capital; Vice President and
MassMutual                       Officer                        Senior Compliance Trading Manager (2003-2005), Loomis,
Corporate Investors                                             Sayles & Company, L.P.; Assistant Vice President-Business
1500 Main Street                                                Risk Management Group (2002-2003), and Assistant Vice
P.O. Box 15189                                                  President-Investment Compliance (2001-2002), Zurich Scudder
Springfield, MA 01115-5189                                      Investments/Deutsche Asset Management; and Chief Compliance
                                                                Officer (since 2006), MassMutual Participation Investors.


DANIEL J. FLORENCE (38)         Treasurer   Since 2008          Treasurer (since 2008), Associate Treasurer (2006-2008) of the Trust; Associate Director (since 2008), and Analyst
MassMutual                                                      (2000-2008), Babson Capital; and Treasurer (since 2008),
Corporate Investors                                             Associate Treasurer (2006-2008), MassMutual Participation
1500 Main Street                                                Investors.
P.O. Box 15189
Springfield, MA 01115-5189

--------------------------------------------------------------------------------
               MassMutual Corporate Investors 2010 ANNUAL REPORT              53

MEMBERS OF THE BOARD OF
TRUSTEES
LEFT TO RIGHT:                         DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Donald Glickman                        MassMutual Corporate Investors offers a Dividend
Chairman,                              Reinvestment and Share Purchase Plan. The Plan provides a
Donald Glickman & Company, Inc.        simple way for shareholders to add to their holdings in the
                                       Trust through the receipt of dividend shares issued by the
Robert E. Joyal                        Trust or through the investment of cash dividends in Trust
Retired President,                     shares purchased in the open market. A shareholder may join
Babson Capital Management LLC          the Plan by filling out and mailing an authorization card to
                                       Shareholder Financial Services, Inc., the Transfer Agent.
William J. Barrett
President,                             Participating shareholders will continue to participate
WJ Barrett Associates, Inc.            until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder
Michael H. Brown*                      elects to participate in the Plan, he or she will, in
Private Investor                       effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional
Donald E. Benson*                      contributions to the Plan from their own funds. Such
Executive Vice President               contributions may be made by personal check or other means
and Director,                          in an amount not less than $10 nor more than $5,000 per
Marquette Financial Companies          quarter. Cash contributions must be received by the Transfer
                                       Agent at least five days (but no more then 30 days) before
Dr. Corine T. Norgaard*                the payment date of a dividend or distribution.
President,
Retirement Options                     Whenever the Trust declares a dividend payable in cash or
                                       shares, the Transfer Agent, acting on behalf of each
Clifford M. Noreen                     participating shareholder, will take the dividend in shares
President,                             only if the net asset value is lower than the market price
Babson Capital Management LLC          plus an estimated brokerage commission as of the close of
                                       business on the valuation day. The valuation day is the last
Martin T. Hart                         day preceding the day of dividend payment.
Private Investor
                                       When the dividend is to be taken in shares, the number of
Maleyne M. Syracuse                    shares to be received is determined by dividing the cash
Private Investor                       dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value,
*Member of the Audit Committee         95% of the closing share price. If the net asset value of
                                       the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining
                                       the best price and execution, will buy shares on the open
                                       market at current prices promptly after the dividend payment
OFFICERS                               date.

Clifford M. Noreen                     The reinvestment of dividends does not, in any way, relieve
Chairman                               participating shareholders of any federal, state or local
                                       tax. For federal income tax purposes, the amount reportable
Michael L. Klofas                      in respect of a dividend received in newly-issued shares of
President                              the Trust will be the fair market value of the shares
                                       received, which will be reportable as ordinary income and/or
James M. Roy                           capital gains.
Vice President & Chief
Financial Officer                      As compensation for its services, the Transfer Agent
                                       receives a fee of 5% of any dividend and cash contribution
Christopher A. DeFrancis               (in no event in excess of $2.50 per distribution per
Vice President                         shareholder.)
& Secretary
                                       Any questions regarding the Plan should be addressed to
Jill A. Fields                         Shareholder Financial Services, Inc., Agent for MassMutual
Vice President                         Corporate Investors' Dividend Reinvestment and Share
                                       Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.
Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer

--------------------------------------------------------------------------------
54             MassMutual Corporate Investors 2010 ANNUAL REPORT

[LOGO]  MASSMUTUAL CORPORATE INVESTORS
        2010 ANNUAL REPORT

























                                                                          CI5501

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Fees Billed to the Registrant

                                  KPMG LLP                KPMG LLP
                                 Year Ended              Year Ended
                                 December 31,            December 31,
                                     2010                    2009
                                -------------           -------------
         Audit Fees             $      52,500           $      50,000
         Audit-Related Fees                 0                       0
         Tax Fees                      44,100                  42,000
         All Other Fees                     0                       0
                                -------------           -------------
         Total Fees             $      96,600           $      92,000
                                =============           =============

         Non-Audit Fees Billed to Babson Capital and MassMutual

                                  KPMG LLP                KPMG LLP
                                 Year Ended              Year Ended
                                 December 31,            December 31,
                                     2010                    2009
                                -------------           -------------
         Audit-Related Fees     $     937,100           $   1,108,792
         Tax Fees                      47,100                  25,500
         All Other Fees                     0                       0
                                -------------           -------------
         Total Fees             $     984,200           $   1,134,292
                                =============           =============

         The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2009, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2009 and 2010 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

         The 2009 fees billed represent final 2009 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2010 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2010 Annual Form N-CSR, but are now properly included in the 2009 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

Summary of Babson Capital's Proxy Voting Policy
-----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, Babson Capital has engaged a proxy service provider (the "Service Provider"). The Service Provider is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider has retained the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxy voting. It is Babson Capital's Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider, or, in cases where the Research Provider has not made any recommendations with respect to a proxy, in accordance with the Research Provider's proxy voting guidelines (the "Guidelines"). If a proxy involves an issue on which the Research Provider has not made a recommendation or has not addressed in the Guidelines, it will be analyzed on a case-by-case basis.

         Babson Capital recognizes, however, that there may be times when Babson Capital determines that it may be in the best interest of clients holding the securities to (1) vote against the Research Provider's recommendations or (2) in cases where the Research Provider has not provided Babson Capital with any recommendations with respect to a proxy, vote against the Research Provider's Guidelines. Babson Capital may vote, in whole or in part, against the Research Provider's recommendations or the Research Provider's Guidelines, as applicable. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines have been made in the best interest of clients and are not the result of any material conflict on interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Proxy Voting Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's (or such person's) independence or judgment concerning how to vote proxies.

Summary of Babson Capital's Proxy Voting Procedures
---------------------------------------------------

         Babson Capital will vote all client proxies for which it has proxy voting discretion in accordance with the Research Provider's recommendations or Guidelines, unless (i) a person authorized by the Best Execution and Proxy Committee (each a "Proxy Analyst"), the Best Execution and Proxy Committee or a designated member of the Best Execution and Proxy Committee, as applicable, determines that it is in the client's best interest to vote against the Research Provider's recommendation or Guidelines or (ii) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy. In these cases: if (i) a Proxy Analyst recommends that a proxy should be voted against the Research Provider's recommendation or Guidelines, (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Best Execution and Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Best Execution and Proxy Committee member has identified a Material Conflict personal to him or herself or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Bet Execution and Proxy Committee, which may authorize a vote against the Research Provider's recommendation or Guidelines only if the Best Execution and Proxy Committee determines that such vote is in the client's best interests.

         Nothing herein shall preclude Babson Capital from splitting a vote among different advisory clients in those cases where Babson Capital deems it appropriate.

         No associate, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Best Execution and Proxy Committee member and has disclosed any know Material Conflict. Any pre-vote communications prohibited by the Proxy Voting Policy shall be reported to a Best Execution and Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

Obtaining a Copy of the Proxy Voting Policy
-------------------------------------------

         Clients may obtain a copy of Babson Capital's Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of MassMutual Participation Investors, another closed-end management investment company advised by Babson Capital.

         PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Private Finance Group and manages Babson Capital's Mezzanine Investment and Private Equity Investments Team, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Spencer is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Mezzanine and Private Equity Investments Team. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                              NUMBER OF
                                              ACCOUNTS          APPROXIMATE
                                  TOTAL       WITH              ASSET SIZE OF
                                  NUMBER      APPROXIMATE       PERFORMANCE-    PERFORMANCE-
PORTFOLIO         ACCOUNT         OF          TOTAL ASSET       BASED           BASED ADVISORY
TEAM              CATEGORY        ACCOUNTS    SIZE (A)          ADVISORY FEE    FEE ACCOUNTS (A)
--------------    --------        --------    --------------    ------------    ----------------
                  Registered
Clifford M.       Investment
Noreen (B)        Companies          1        $119.5 million         0          N/A
                  ------------------------------------------------------------------------------
                  Other Pooled
                  Investment
                  Vehicles           1        $4.3 million           1          $4.3 million
                  ------------------------------------------------------------------------------
                  Other
                  Accounts           0        N/A                    0          N/A
                  ------------------------------------------------------------------------------
                  Registered
Jill A.           Investment
Fields            Companies          4        $400.4 million         0          N/A
                  ------------------------------------------------------------------------------
                  Other Pooled
                  Investment
                  Vehicles           1        $45 million            1          $45 million
                  ------------------------------------------------------------------------------
                  Other
                  Accounts (C)       5        $597.3 million         0          N/A
                  ------------------------------------------------------------------------------

                                              NUMBER OF
                                              ACCOUNTS          APPROXIMATE
                                  TOTAL       WITH              ASSET SIZE OF
                                  NUMBER      APPROXIMATE       PERFORMANCE-    PERFORMANCE-
PORTFOLIO         ACCOUNT         OF          TOTAL ASSET       BASED           BASED ADVISORY
TEAM              CATEGORY        ACCOUNTS    SIZE (A)          ADVISORY FEE    FEE ACCOUNTS (A)
--------------    --------        --------    --------------    ------------    ----------------
                  Registered
Michael P.        Investment
Hermsen           Companies          1        $119.5 million         0          N/A
                  ------------------------------------------------------------------------------
                  Other Pooled
                  Investment
                  Vehicles (D)       5        $1 billion             5          $1 billion
                  ------------------------------------------------------------------------------
                  Other
                  Accounts           0        N/A                    0          N/A
                  ------------------------------------------------------------------------------
                  Registered
Michael L.        Investment
Klofas            Companies          1        $119.5 million         0          N/A
                  ------------------------------------------------------------------------------
                  Other Pooled
                  Investment
                  Vehicles (D)       5        $1 billion             5          $1 billion
                  ------------------------------------------------------------------------------
                  Other
                  Accounts           0        N/A                    0          N/A
                  ------------------------------------------------------------------------------
                  Registered
Richard E.        Investment
Spencer, II       Companies          1        $119.5 million         0          N/A
                  ------------------------------------------------------------------------------
                  Other Pooled
                  Investment
                  Vehicles (D)       5        $1 billion             5          $1 billion
                  ------------------------------------------------------------------------------
                  Other
                  Accounts           0        N/A                    0          N/A

(A)      Account asset size has been calculated as of December 31, 2010.

(B) Mr. Noreen, as head of Babson Capital's Fixed Income Group, has overall responsibility for all corporate credit related investments, including public and private bonds, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Fixed Income Group.

(C) Ms. Fields manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

(D) Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted polices and procedures that it believes are reasonably designed to address such conflicts.

         Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and will be in compliance with applicable legal and regulatory requirements.

         Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such cross-transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and will be in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

         Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

         Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds, (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital's fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

         Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a policy governing side by side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         As noted above, Babson Capital's portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

         Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital's other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an investment allocation policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a policy governing side-by-side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         Potential material conflicts of interest may also arise related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, "front run" an account's trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures and a Code of Ethics governing employees' personal securities transactions, the use of short sales, and side-by-side management of private investment funds and other advisory accounts.

         Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted policies and procedures governing the resolution of trading errors, and will follow these policies and procedures in order to ensure that trade errors are handled promptly and appropriately and that no client account is harmed by an erroneous trade.

         With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client's transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage arrangements.

         Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2010, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the
Registrant:

                                     Dollar Range of Beneficially
         Portfolio Team:             Owned* Equity Securities of the Registrant:
         ---------------             -------------------------------------------
         Clifford M. Noreen          Over $1,000,000
         Jill A. Fields              $50,001-$100,000
         Michael P. Hermsen          $100,001-$500,000
         Michael L. Klofas           $100,001-$500,000
         Richard E. Spencer II       $10,001-$50,000

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participation in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 7, 2011
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 7, 2011
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           March 7, 2011
                ------------------------------